======================================================

                     RECEIVABLES PURCHASE AND SALE AGREEMENT

                            Dated as of July 27, 1998

                                      Among


                         OUTSOURCE INTERNATIONAL, INC.,
                          OUTSOURCE FRANCHISING, INC.,
                          CAPITAL STAFFING FUND, INC.,
                                SYNADYNE I, INC.,
                               SYNADYNE II, INC.,
                               SYNADYNE III, INC.,
                               SYNADYNE IV, INC.,
                                SYNADYNE V, INC.,

                                       and

                             OUTSOURCE INTERNATIONAL
                                OF AMERICA, INC.,

                             each as an Originator,
                            ------------------------
                                       and

                         OUTSOURCE FUNDING CORPORATION,

                                  as the Buyer,
                                  -------------
                                       and

                         OUTSOURCE INTERNATIONAL, INC.,

                                as the Servicer.
                                ----------------

             ======================================================

                                TABLE OF CONTENTS
                                -----------------

ARTICLE I DEFINITIONS
          -----------
         SECTION 1.01.  Certain Defined Terms........................................................................1
                        ---------------------
         SECTION 1.02.  Accounting and Certain Other Terms..........................................................11
                        ----------------------------------
         SECTION 1.03.  Other Terms.................................................................................11
                        -----------
         SECTION 1.04.  Computation of Time Periods.................................................................12
                        ---------------------------

ARTICLE II AMOUNTS AND TERMS OF THE PURCHASES.
           -----------------------------------
         SECTION 2.01.  Agreement to Purchase.......................................................................12
                        ---------------------
         SECTION 2.02.  Payment for the Purchases...................................................................13
                        -------------------------
         SECTION 2.03.  Settlement Procedures.......................................................................14
                        ----------------- ---
         SECTION 2.04.  Payments and Computations, Etc..............................................................15
                        ------------------------------
         SECTION 2.05.  Transfer of Records to the Buyer............................................................15
                        --------------------------------

ARTICLE III CONDITIONS OF PURCHASES
            -----------------------
         SECTION 3.01.  Conditions Precedent to Initial Purchase....................................................16
                        ----------------------------------------
         SECTION 3.02.  Conditions Precedent to All Purchases and Remittances of Collections........................16
                        --------------------------------------------------------------------
         SECTION 3.03.  Effect of Payment of Purchase Price.........................................................16
                        -----------------------------------

ARTICLE IV REPRESENTATIONS AND WARRANTIES
           ------------------------------
         SECTION 4.01.  Representations and Warranties of the Originators...........................................17
                        -------------------------------------------------

ARTICLE V GENERAL COVENANTS
          -----------------
         SECTION 5.01.  General Covenants...........................................................................21
                        -----------------

ARTICLE VI ADMINISTRATION, COLLECTION AND MONITORING OF ASSETS
           ---------------------------------------------------
         SECTION 6.01.  Appointment and Designation of the Servicer.................................................26
                        -------------------------------------------
         SECTION 6.02.  Collection of Receivables by the Servicer; Extensions and Amendments of Receivables.........26
                        -----------------------------------------------------------------------------------
         SECTION 6.03.  Distribution and Application of Collections.................................................27
                        -------------------------------------------
         SECTION 6.04.  Other Rights of the Buyer...................................................................27
                        -------------------------
         SECTION 6.05.  Records; Audits.............................................................................27
                        ---------------
         SECTION 6.06.  Receivable Reporting........................................................................28
                        --------------------
         SECTION 6.07.  Collections and Lock-Boxes..................................................................28
                        --------------------------
         SECTION 6.08.  UCC Matters; Protection and Perfection of Transferred Assets................................29
                        ------------------------------------------------------------
         SECTION 6.09.  Obligations of the Originators With Respect to Receivables..................................30
                        ----------------------------------------------------------
         SECTION 6.10.  Applications of Collections.................................................................30
                        ---------------------------
         SECTION 6.11.  Annual Servicing Report of Independent Public Accountants...................................30
                        ---------------------------------------------------------

ARTICLE VII EVENTS OF TERMINATION
            ---------------------
         SECTION 7.01.  Events of Termination.......................................................................31
                        ---------------------

ARTICLE VIII INDEMNIFICATION
             ---------------
         SECTION 8.01   Indemnities by the Originators..............................................................33

                                        i

ARTICLE IX MISCELLANEOUS
          --------------
         SECTION 9.01.  Amendments and Waivers......................................................................35
                        ----------------------
         SECTION 9.02.  Notices, Etc................................................................................35
                        -------------
         SECTION 9.03.  Setoff and Counterclaim.....................................................................35
                        -----------------------
         SECTION 9.04.  No Waiver; Remedies.........................................................................35
                        -------------------
         SECTION 9.05.  Binding Effect; Assignability...............................................................36
                        -----------------------------
         SECTION 9.06.  Term of this Agreement......................................................................36
                        ----------------------
         SECTION 9.07.  GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF OBJECTION TO VENUE........................36
                        --------------------------------------------------------------------
         SECTION 9.08.  WAIVER OF JURY TRIAL........................................................................36
                        --------------------
         SECTION 9.09.  Costs, Expenses and Taxes...................................................................37
                        -------------------------
         SECTION 9.10.  Execution in Counterparts; Severability; Integration........................................37
                        ----------------------------------------------------
         SECTION 9.11.  Confidentiality.............................................................................37
                        ---------------

SCHEDULES
---------

Schedule I     --    Condition Precedent Documents
Schedule II    --    Description of Credit and Collection Policy
Schedule III   --    Lock-Box Banks and Lock-Box Accounts
Schedule IV    --    Tradenames, Fictitious Names and "Doing Business As" Names
Schedule V     --    List of Franchisees as of Closing Date

EXHIBITS
--------

Exhibit A      --    Form of Contracts
Exhibit B      --    Form of Lock-Box Agreements
Exhibit C      --    Form of Asset Report
Exhibit D      --    Form of Opinion of Counsel for the Originators
Exhibit E      --    Form of Originator Note
Exhibit F      --    Form of Franchise Agreement

                  THIS RECEIVABLES PURCHASE AND SALE AGREEMENT (the "Agreement") is made as of July 27, 1998, by and among OUTSOURCE INTERNATIONAL, INC., a Florida corporation ("OutSource International"), OUTSOURCE FRANCHISING, INC., a Florida corporation ("OutSource Franchising"), CAPITAL STAFFING FUND, INC., a Florida corporation ("CSF"), SYNADYNE I, INC., a Florida corporation, SYNADYNE II, INC., a Florida corporation, SYNADYNE III, INC., a Florida corporation, SYNADYNE IV, INC., a Florida corporation, SYNADYNE V, INC., a Florida corporation, and OUTSOURCE INTERNATIONAL OF AMERICA, INC., a Florida corporation, as the originators (each an "Originator" and, collectively, the "Originators"), OUTSOURCE FUNDING CORPORATION, a Delaware corporation (the "Buyer"), and OUTSOURCE INTERNATIONAL, INC., in its capacity as the initial Servicer (as defined below).


                                   WITNESSETH:

                  WHEREAS, the Originators desire to sell, and the Buyer desires to purchase, all of the Originators' right, title and interest in the accounts receivable originated by the Originators on the terms and conditions provided herein;

                  NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:


                                    ARTICLE I
                                    ---------
                                   DEFINITIONS
                                   ------------

                  SECTION 1.01. Certain Defined Terms. (a) Certain capitalized terms used throughout this Agreement are defined above or in this
 Section 1.01.

                  (b) As used in this Agreement and its exhibits, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined).

                  "Actual Dilution" means, on any Business Day with respect to any Receivable or Receivables, the actual reduction in the Outstanding Balance of such Receivable or Receivables as a result of any of the Dilution Factors.

                  "Adverse Claim" means a lien, security interest, charge, encumbrance or other right or claim of any Person having the practical effect of a lien, security interest, charge or encumbrance.

                  "Affiliate" when used with respect to a Person means any other Person controlling, controlled by or under common control with such Person. For purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract, or otherwise; and the terms "controlling" and "controlled" have the meanings correlative to the foregoing.

                  "Asset Report" has the meaning set forth in the Receivables Purchase Agreement.

                  "Asset Report Date" means, with respect to any Collection Period, the tenth day of such Collection Period, or if such date is not a Business Day, the next Business Day to occur thereafter.

                  "Average Maturity" has the meaning set forth in the Receivables Purchase Agreement.

                  "Bankruptcy Code" means the United States Bankruptcy Reform Act of 1978 (11 U.S.C. " 101 et seq.), as amended from time to time, or any successor statute.

                  "Base Rate" means, on any day, a fluctuating rate of interest per annum equal to the higher of (a) the per annum rate of interest announced from time to time by BankBoston, N.A. at its head office in Boston, Massachusetts as its "base rate", and (b) 2 of one percent per annum above the Federal Funds Rate.

                  "Benefit Plan" means any employee benefit plan as defined in
Section 3(3) of ERISA in respect of which any Originator or any ERISA Affiliate of any Originator is, or at any time during the immediately preceding six years was, an "employer" as defined in Section 3(5) of ERISA.

                  "Business Day" means a day of the year other than a Saturday or a Sunday on which banks are required to be open in New York City and Boston, Massachusetts.

                  "Capital Stock" means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

                  "Closing Date" means the date on which the Buyer makes the Initial Purchase of Receivables under this Agreement.

                  "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute.

                  "Collection Account" has the meaning set forth in the Receivables Purchase Agreement.

                  "Collection Account Agreement" means that certain Collection Account Agreement dated as of even date herewith among the Collection Account Bank, the Servicer, the Buyer and the Deal Agent.

                  "Collection Account Bank" means the financial institution maintaining the Collection Account, which initially shall be BankBoston, N.A.

                  "Collection Date" means the date following the Termination Date on which the aggregate Outstanding Balance of all Receivables sold hereunder has been reduced to zero (or such earlier date which is 365 days after all outstanding Receivables sold hereunder have become written-off in accordance with the Credit and Collection Policy), the Buyer has received all other amounts due to it in connection with this Agreement or any other agreement executed pursuant hereto or in connection herewith.

                  "Collection Period" means an accounting period of four or five weeks as used by the Originators consistent with their present accounting methods and as set forth in a written calendar to be provided to the Deal Agent at closing for the remainder of 1998 and to be provided to the Deal Agent on or prior to December 1st of each year for the immediately succeeding calendar year.

                  "Collections" means, with respect to any Receivable, all cash collections and other cash proceeds of such Receivable, including, without limitation, all cash proceeds of the Related Security with respect thereto.

                  "Confidential Information" has the meaning assigned to such term in Section 9.11.

                  "Contract" means an invoice issued by an Originator to a Person, or an agreement between an Originator and a Person, in each case in substantially the form of one of the forms set forth in Exhibit A pursuant to or under which such Obligor shall be obligated to make one or more payments to an Originator.

                  "Credit and Collection Policy" means those credit and collection policies and practices relating to Contracts and Receivables described in Schedule II.

                  "CSF Advance" means an advance of money by CSF to a Franchisee.

                  "DCR" means Duff & Phelps Credit Rating Co., and any successor thereto.

                  "Deal Agent" means the "Deal Agent" under the Receivables Purchase Agreement.

                  "Debt" of any Person means (a) indebtedness of such Person for borrowed money, (b) obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) obligations of such Person to pay the deferred purchase price of property or services beyond ordinary course of business payment terms for trade payables, (d) obligations of such Person as lessee under leases which shall have been or should be, in accordance with GAAP, recorded as capital leases, (e) obligations secured by an Adverse Claim upon property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations and (f) without duplication obligations of such Person under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (a) through (e) above.

                  "Defaulted Receivable" means a Receivable (a) as to which any payment, or part thereof, remains unpaid for more than 150 days from the original invoice date for such payment, (b) as to which the Obligor thereof has taken any action constituting an Insolvency Event or suffered any Insolvency Event or (c) which, consistent with the Credit and Collection Policy, has been or should be written off the applicable Originator's books as uncollectible.

                  "Delinquent Receivable" means a Receivable which is not a Defaulted Receivable and (a) as to which any payment, or part thereof, remains unpaid for more than 120 days from the original invoice date for such payment, or (b) which, consistent with the Credit and Collection Policy, has been or should be classified as delinquent by the applicable Originator.

                  "Dilution Factors" means, with respect to the Receivables, any credits, rebates, freight charges, discounts, allowances, disputes, chargebacks, returned or repossessed goods, inventory transfers, allowances for early payments and other allowances or adjustments granted in accordance with the Buyer's or the Originators' usual practices.

                  "Dilution Adjustment Credit" means, on any Business Day, the Actual Dilution reported by the Servicer in the most recent applicable Weekly Settlement Report.

                  "Discount Factor" means a percentage calculated to provide the Buyer with a reasonable return on its investment in the Transferred Assets after taking account of (i) the time value of money based upon the anticipated dates of collection of the Transferred Assets, (ii) the risk of nonpayment by the Obligors and (iii) the costs of servicing the Receivables to be performed by the Originators. The initial Discount Factor shall be 3.0%. The Originators and the Buyer may agree in writing from time to time to change the Discount Factor based on changes in one or more of the items affecting the calculation thereof; provided, however, that any change to the Discount Factor shall take effect as of the commencement of a Collection Period, shall apply only prospectively and shall not affect the Purchase Price payment in respect of Purchases which occurred during any Collection Period ending prior to the Collection Period during which the Originators and the Buyer agree to make such change.

                  "EagleFunding" means EagleFunding Capital Corporation, a Delaware corporation.

                  "Eligible Receivable" means, at any time, a Receivable:

                  (a) the Obligor of which is a United States resident, is not an Affiliate of the Buyer, the Servicer or any Originator, and is not a government or a governmental subdivision or agency; provided, however, that an otherwise "Eligible Receivable" owed by a Franchisee of any Originator shall not be excluded under this clause (a) due to such Franchisee being an Affiliate of such Originator;

                  (b) which is not a Defaulted Receivable or a Delinquent Receivable or any other Receivable with respect to which a scheduled payment or any part thereof remains unpaid for (x) more than 60 days after the original invoice date therefor for any Receivable originated by OutSource Franchising and (y) more than 90 days after the original invoice date therefor for any other Receivable, and the Obligor of which is not the Obligor of any Delinquent Receivables in the aggregate amount of 20% or more of the aggregate Outstanding Balance of all Receivables of such Obligor;

                  (c) which arises under a Contract (i) the performance of which has been completed by the applicable Originator and by all other parties other than the Obligor, (ii) that requires such Receivable to be paid in full within (x) 60 days of the original invoice date therefor for any Receivable originated by OutSource Franchising and (y) 90 days of the original invoice date therefor for any other Receivable and (iii) that has been duly authorized and, together with such Receivable, is in full force and effect and constitutes the legal, valid and binding obligation of the Obligor of such Receivable, enforceable against such Obligor in accordance with its terms and is not subject to any dispute, offset, counterclaim or defense whatsoever;

                  (d) (i) which is an "account" (or, in the case of a CSF Advance, is an "account" or a "general intangible") within the meaning of Section 9-106 of the UCC of all applicable jurisdictions, (ii) as to which all performance and other action required to be taken in connection therewith by such Originator for the Obligor has been so performed or taken, (iii) is denominated and payable only in United States dollars in the United States, (iv) no portion of which is payable on account of sales taxes, and (v) in which the applicable Originator can grant a perfected security interest;

                  (e) which arises in the ordinary course of the Originators' business in connection with providing services or the sale of goods within the United States (or, in the case of a CSF Advance, arises from the advance of money by CSF to a Franchisee);

                  (f) the assignment of which (including, without limitation, the sale of an undivided percentage interest therein and the assignment of any Related Security) does not contravene or conflict with any applicable laws, rules or regulations or any contractual or other restriction, limitation or encumbrance;

                  (g) which does not have an Adverse Claim filed against it (other than pursuant to the Receivables Purchase Agreement) and is not otherwise subject to an Adverse Claim and has not been compromised, adjusted or modified (including by extension of time of payment or the granting of any discounts, allowances or credits) except for discounts, allowances or credits made in accordance with the Credit and Collection Policy and in the ordinary course of the Originators' business;

                  (h) which, together with the Contract related thereto, does not contravene in any material respect any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no party to the Contract related thereto is in violation of any such law, rule or regulation in any material respect;

                  (i) which (i) satisfies, and has been originated in accordance with, all applicable requirements of the Credit and Collection Policy and (ii) complies with such other criteria and requirements as the Buyer may, in its reasonable credit judgment, from time to time specify to the applicable Originator following 60 days' notice;

                  (j) as to which the Buyer has not notified the applicable Originator and the Servicer that the Deal Agent (as Buyer's assignee) has determined, in its reasonable business judgement, that the Obligor of such Receivable is an unreasonable risk;

                  (k) the Obligor of which is not a Person to whom any of the Originators or their Affiliates owe any accounts payable or other Debt and is otherwise not a Person in respect of which the Originators maintain any contra accounts on their books and records; provided, however, that a Receivable which is subject only in part to any of the foregoing shall constitute an Eligible Receivable to the extent such Receivable is not subject to an accounts payable, other Debt or contra account and otherwise satisfies the eligibility criteria set forth herein;

                  (l) as to which the Buyer has not notified the applicable Originator in writing that the Buyer or Deal Agent (as Buyer's assignee) has determined, in its reasonable business judgment, that such Receivable (or class of Receivables) is not acceptable for purchase hereunder;

                  (m) with respect to which, (i) prior to the Purchase hereunder by Buyer, the applicable Originator has a first priority ownership interest therein, free and clear of any Adverse Claim except as otherwise contemplated under the Intercreditor Agreement, and (ii) from and after the Purchase hereunder, Buyer has a properly perfected first priority ownership interest therein, free and clear of any Adverse Claim; and

                  (n) which was not acquired by the applicable Originator pursuant to a Permitted Acquisition and which does not arise in a line of business acquired by such Originator as a result of a Permitted Acquisition unless the Buyer and the Deal Agent shall, after conducting such due diligence as they deem necessary, have determined (in their sole discretion) that such Receivables are acceptable for Purchase hereunder; provided, however, that Receivables which would otherwise be eligible but for this clause (n) shall be eligible for Purchase hereunder so long as the aggregate outstanding amount thereof at any one time does not exceed 2% of the aggregate Outstanding Balance of all Receivables at such time.

                  "ERISA" means the U.S. Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

                  "ERISA Affiliate" means (a) any corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Originators; (b) a partnership or other trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the Code) with the Originators or (c) a member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as the Originators, any corporation described in clause (a) above or any partnership, trade or business described in clause (b) above.

                  "Event of Termination" has the meaning assigned to that term in Section 7.01.

                  "Franchise Agreement" means a Franchise Agreement substantially in the form of Exhibit F attached hereto.

                  "Franchisee" means those entities listed on Schedule V attached hereto and any other entity which executes a Franchise Agreement with OutSource International or an Affiliate of OutSource International.

                  "GAAP" means generally accepted accounting principles as in effect from time to time in the United States, in each case consistently applied.

                  AIndemnified Amounts" has the meaning assigned to that term in
Section 8.01.

                  AIndemnified Parties" has the meaning assigned to that term in
Section 8.01.

                  "Initial Purchase" means the initial Purchase made by the Buyer hereunder.

                  "Insolvency Event" means, with respect to any Person, any of the following events such Person shall make a general assignment for the benefit of creditors; or any case or proceeding shall be instituted by or against such Person seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, dissolution, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property.

                  "Intercreditor Agreement" means that certain Intercreditor Agreement, dated as of July 27, 1998, among BankBoston, N.A. (in its capacity as "Agent" under the Revolving Credit Agreement), the Originators, the Servicer, the Buyer, EagleFunding and the Deal Agent, as the same be amended, restated, supplemented or otherwise modified or replaced from time to time thereafter.

                  "Investment" means, with respect to any Person, any direct or indirect loan, advance or investment by such Person in any other Person, whether by means of share purchase, capital contribution, loan or otherwise, excluding the acquisition of Receivables and other Transferred Assets (and interests therein) pursuant to this Agreement and excluding commission, travel and similar advances to officers, employees and directors made in the ordinary course of business.

                  "Investment Company Act" means the Investment Company Act of 1940, as amended and any successor.

                  "Lock-Box" means a post office box to which Collections are remitted for retrieval by a Lock-Box Bank and deposited by such Lock-Box Bank into a Lock-Box Account.

                  "Lock-Box Account" means an account maintained for the purpose of receiving Collections at a bank or other financial institution which has executed a Lock-Box Agreement.

                  "Lock-Box Agreement" means an agreement, in substantially the form of Exhibit B, among the applicable Originator, the Buyer, the Deal Agent and a Lock-Box Bank.

                  "Lock-Box Bank" means any of the banks or other financial institutions holding one or more Lock-Box Accounts.

                  "Material Adverse Effect@ means any act, omission, situation, circumstance, event or undertaking which could, singly or in any combination with one or more other acts, omissions, situations, circumstances, events or undertakings, have, or are reasonably likely to have, a material adverse effect upon (a) the business, assets, properties, liabilities, financial condition, or results of operations of any Originator and its subsidiaries taken as a whole,
(b) the value of the whole or any material part of the Transferred Assets, the interests therein transferred or purported to be transferred pursuant to the terms hereof or the priority of such interests, (c) the respective ability of the Originators or any of their subsidiaries to perform any obligations under this Agreement or any other Originator Document to which it is a party, or (d) the legality, validity, binding effect or enforceability of any Originator Document or the ability of the Buyer or the Deal Agent to enforce any rights or remedies under or in connection with any Originator Document.

                  "Moody's" means Moody's Investors Service, Inc., and any successor thereto.

                  "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA which is or was at any time during the current year or the immediately preceding five years contributed to by an Originator or any ERISA Affiliate on behalf of its employees.

                  "Noncomplying Receivable" means any Receivable with respect to which any Originator has received notice from the Buyer that such Receivable was not an Eligible Receivable as of the date purchased hereunder or that such Originator otherwise breached any representation, warranty or covenant made with respect to such Receivable hereunder.

                  "Noncomplying Receivables Adjustment" means, with respect to any Collection Period, an amount equal to (i) the aggregate Outstanding Balance for all Receivables which the Buyer identified to the applicable Originator as Noncomplying Receivables during such Collection Period minus (ii) all Collections received during such Collection Period on account of Receivables originated by such Originator with respect to which Noncomplying Receivables Adjustments were previously paid.

                  "Obligor" means a Person obligated to make payments pursuant to a Contract.

                  "Originator Documents" means this Agreement, the Lock-Box Agreements, the Intercreditor Agreement, and all other certificates, instruments, UCC financing statements, reports, notices, agreements and documents executed or delivered under or in connection with this Agreement, in each case as the same may be amended, supplemented or otherwise modified from time to time in accordance with this Agreement.

                  "Originator Loan" has the meaning set forth in Section
2.02(b).

                  "Originator Note" has the meaning set forth in Section
2.02(c).

                  "Outstanding Balance" of any Receivable at any time means the then outstanding principalbalance thereof.

                  "PBGC" means the Pension Benefit Guaranty Corporation or any Person succeeding to the functions thereof.

                  "Permitted Acquisition" has the meaning set forth in the Revolving Credit Agreement (as such agreement is in effect on the date hereof without giving effect to any amendments or modifications thereof).

                  "Person" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, limited liability company, government (or any agency or political subdivision thereof) or other entity.

                  "Purchase" means a purchase of Transferred Assets by the Buyer from the Originators pursuant to Section 2.01.

                  "Purchase Price" means, with respect to any Purchase on any date, the aggregate price to be paid to the applicable Originator for such Purchase in accordance with Section 2.02 for the Receivables, Related Security and Collections being sold to the Buyer on such date, which price shall equal the product of (x) the aggregate Outstanding Balance of such Receivables and (y) one minus the Discount Factor then in effect.

                  "Receivable" means the indebtedness of any Obligor under a Contract whether constituting an account, chattel paper, instrument, general intangible or any other type of property, (a) which arises from a sale of merchandise or the performance of services by an Originator or (b) which is a CSF Advance. Each Receivable shall include the right to payment of any interest or finance charges and other obligations of such Obligor with respect thereto.

                  "Receivables Purchase Agreement" means that certain Receivables Purchase Agreement dated as of even date herewith by and among the Buyer, as the seller thereunder, EagleFunding, as the purchaser, BancBoston Securities Inc., as the "Deal Agent", and the Servicer, as the same may be amended, restated, supplemented or otherwise modified from time to time.

                  "Records" means all Contracts and other documents, books, records and other information (including without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) maintained with respect to Receivables and the related Obligors which the applicable Originator has itself generated or in which such Originator has otherwise obtained an interest.

                  "Related Security" means with respect to any Receivable:

                  (a) all of the applicable Originator's interest in the merchandise (including returned, repossessed or foreclosed merchandise), if any, relating to the sale which gave rise to such Receivable;

                  (b) all other Adverse Claims and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise;

                  (c) the assignment to the Buyer of all UCC financing statements covering any collateral securing payment of such Receivable;

                  (d) all guarantees, indemnities, warranties, letters of credit, insurance policies and proceeds and premium refunds thereof and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise;

                  (e) all Records; and

                  (f) all proceeds of the foregoing.

                  "Revolving Credit Agreement" means that certain Third Amended and Restated Credit Agreement dated as of July 27, 1998 by and among OutSource International, the banks and other financial institutions from time to time parties thereto and BankBoston, N.A., as successor by merger to Bank of Boston Connecticut, as agent for the banks thereunder, as the same may be amended, restated, supplemented, replaced or otherwise modified from time to time, any successor agreement, and any agreement pursuant to which the Debt issued under any such "Revolving Credit Agreement" is refinanced.

                  "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and any successor thereto.

                  "Servicer" means at any time the Person then authorized pursuant to Article VI to service, administer and collect Receivables.

                  "Servicer Fee" has the meaning set forth in the Receivables Purchase Agreement.

                  "Servicer Termination Event" means the occurrence of any of the following:

                  (a)  any Event of Termination; or

                  (b) a material failure on the part of the Servicer to observe or perform any of its duties or obligations as Servicer under this Agreement or as "Servicer" under the Receivables Purchase Agreement and such failure shall remain unremedied for two Business Days after written notice to the Servicer.

                  "Settlement Date" means, with respect to any Collection Period, the fifteenth day of such Collection Period, or if such date is not a Business Day, the next Business Day to occur thereafter.

                  "Termination Date" means the date on which the Originators' obligation to sell and the Buyer's obligation to purchase Receivables hereunder terminates, which date shall occur on the earliest of (i) the occurrence of the "Termination Date" under the Receivables Purchase Agreement, (ii) the date on which an Insolvency Event occurs with respect to OutSource International, any Originator or the Buyer and (iii) upon the occurrence and during the continuance of an Event of Termination, the date on which the Buyer declares its obligation to purchase Receivables hereunder to be terminated.

                  "Transferred Assets" means, with respect to any Purchase or Purchases, (a) the Receivables sold to the Buyer in connection with such Purchase or Purchases, (b) all Related Security relating to such Receivables, and (c) all Collections with respect to, and other proceeds of, such Receivables.

                  "UCC" means the Uniform Commercial Code as from time to time in effect in the specified jurisdiction.

                  "United States" means the United States of America.

                  "Weekly Settlement Report" means the "Weekly Settlement Report" prepared by the Servicer under the Receivables Purchase Agreement.

                  SECTION 1.02. Accounting and Certain Other Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP, and all accounting determinations made and all financial statements prepared hereunder shall be made and prepared in accordance with GAAP. All undefined terms contained in this Agreement which are used in Article 9 of the UCC in the State of New York shall have the meanings provided for by such Article 9.

                  SECTION 1.03. Other Terms. The words "herein," "hereof," and "hereunder" and other words of similar import refer to this Agreement as a whole, including the exhibits and schedules hereto, as the same may from time to time be amended or supplemented and not to any particular section, subsection, or clause contained in this Agreement, and all references to Sections, Exhibits and Schedules shall mean, unless the context clearly indicates otherwise, the Sections hereof and the Exhibits and Schedules attached hereto, the terms of which Exhibits and Schedules are hereby incorporated into this Agreement. Whenever appropriate, in the context, terms used herein in the singular also include the plural, and vice versa.

                  SECTION 1.04. Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."


                                   ARTICLE II
                                   ----------
                       AMOUNTS AND TERMS OF THE PURCHASES.
                       -----------------------------------

                  SECTION 2.01. Agreement to Purchase. (a) On the terms and conditions hereinafter set forth, the Buyer agrees to make the Initial Purchase hereunder on the Closing Date by purchasing from each Originator, and each Originator agrees to sell to the Buyer, all Receivables of such Originator existing as of the close of business on the Business Day immediately prior to the Closing Date, together with all of the Related Security relating to such Receivables, all Collections with respect to, and other proceeds of, such Receivables. On each Business Day after the Initial Purchase until the occurrence of the Termination Date, the Buyer agrees to purchase from each Originator, and each Originator agrees to sell to the Buyer, all Receivables of such Originator existing as of the close of business on the immediately preceding Business Day which have not been previously purchased hereunder, together with all of the Related Security relating to such Receivables and all Collections with respect to and other proceeds of such Receivables. Prior to making any Purchase hereunder, the Buyer may request of any Originator, and the applicable Originator shall deliver, such approvals, opinions, information, reports or documents as the Buyer may reasonably request.

                  (b) It is the intention of the parties hereto that each Purchase of Receivables to be made hereunder shall constitute a "sale of accounts," as such term is used in Article 9 of the UCC of the State of New York, and not a loan secured by such accounts. Except for the Noncomplying Receivables Adjustment made on each Asset Report Date and the Dilution Adjustment Credit made on any Business Day, each sale of Receivables by any Originator to the Buyer is made without recourse; provided, however, that (i) the Originators shall be liable to the Buyer for all representations, warranties and covenants made by the Originators pursuant to the terms of this Agreement, and (ii) such sale does not constitute and is not intended to result in an assumption by the Buyer or any assignee thereof of any obligation of the Originators or any other person arising in connection with the Transferred Assets, or any other obligations of the Originators. In view of the intention of the parties hereto that the Purchases of Receivables to be made hereunder shall constitute a sale of such Receivables rather than a loan secured by such Receivables, each Originator agrees to clearly, expressly and accurately state on its respective financial statements that the Receivables have been sold to the Buyer.

                  (c) The parties hereto acknowledge that on the Closing Date OutSource International shall, and from time to time thereafter OutSource International may (but without any obligation to do so), contribute to the capital of Buyer such amounts as may be necessary or desirable for the operation of Buyer's business and the payment of its obligations under this Agreement. In connection with any such contribution, the parties hereto agree that OutSource International may, in lieu of making a cash transfer, authorize Buyer to deduct the amount of such contributions from the Purchase Price otherwise payable by Buyer to OutSource International on the applicable date. All of the Receivables so paid for through such deductions shall constitute Transferred Assets within the meaning of this Agreement and shall be subject to all of the representations, warranties and covenants hereunder to the same extent as if Buyer had paid the Purchase Price for such Receivables with cash from its own funds.

                  SECTION 2.02. Payment for the Purchases. (a) The Purchase Price for each Purchase shall be payable in full in cash by the Buyer to the applicable Originator or its designee on the date of such Purchase; except that the Buyer may, with respect to any Purchase, offset against such Purchase Price,
(i) any positive Noncomplying Receivables Adjustments or other amounts shown on an Asset Report as owing from such Originator to the Buyer and which remain unpaid; (ii) any Dilution Adjustment Credits for Receivables sold by such Originator reported on the most recent Weekly Settlement Report and any Dilution Adjustment Credits for Receivables sold by such Originator and reported in any previous Weekly Settlement Report which remain unpaid; and (iii) any other amounts owed by such Originator to the Buyer hereunder and which remain unpaid.

                  (b) If, on any day, the amount of cash available to the Buyer under the Receivables Purchase Agreement is less than the Purchase Price owing for all Purchases of Receivables to be made on such day, then the Buyer may, by written notice to the Originators, elect to pay such remaining part of the Purchase Price by borrowing a subordinated revolving loan (each an "Originator Loan") and each Originator shall have irrevocably agreed to advance, and shall be deemed to have advanced, an Originator Loan in the amount so specified by the Buyer; provided, however, that the Buyer may not make any such election and no Originator shall have any obligation to extend any Originator Loans to the Buyer if, as a result thereof, the aggregate unpaid principal amount of all of the Originator Loans would exceed the sum of (i) the aggregate Outstanding Balance of Eligible Receivables as of the opening of business on such date minus (ii) the outstanding "Capital" under the Receivables Purchase Agreement minus (iii) an amount equal to the product of (x) the amount described in clause (ii) above times (y) 0.75 times (z) the "Loss Reserve Percentage" most recently calculated under the Receivables Purchase Agreement.

                  (c) The Originator Loans advanced by each Originator shall be evidenced by, and payable in accordance with the terms and provisions of, a promissory note (the "Originator Note") payable to such Originator in the form of Exhibit E attached hereto. On each Business Day, to the extent that the Buyer receives either Collections or proceeds from any sales under the Receivables Purchase Agreement which, in any case, it is not required to hold in trust for, or remit to, the Servicer or the Deal Agent, then the Buyer shall remit such funds to the Originators (net of any funds needed to pay existing expenses which are then accrued and unpaid) in the following order of priority and application: first to pay the Purchase Price owed on such date; second to pay any Noncomplying Receivables Adjustment payments owed under Section 2.03; and third to pay amounts owed under the Originator Notes.

                  (d) The Originator Loans shall, subject to the terms of the Originator Note, be subordinated to the prior right and payment in full of all recourse obligations of the Buyer under the Receivables Purchase Agreement. The Buyer shall, to the extent reasonably practicable, use its best efforts (i) to allocate the amount of Originator Loans made on any day first to OutSource International and then ratably according to the respective Purchase Prices owed to each other Originator for Receivables sold on such date and (ii) to allocate payments of principal and interest on the Originator Notes ratably to each Originator other than OutSource International according to the outstanding principal amounts thereof and thereafter to OutSource International.

                  SECTION 2.03. Settlement Procedures. (a) Weekly. The Servicer shall, as part of the Weekly Settlement Report delivered under the Receivables Purchase Agreement, note the Dilution Adjustment Credit due to the Buyer from any Originator. The Buyer shall, pursuant to Section 2.02, subtract such Dilution Adjustment Credit from the Purchase Price which would otherwise be owed to such Originator on such day and, if the amount of such credit exceeds the amount of such Purchase Price, the unused amount of the Dilution Adjustment Credit shall be applied as a prepayment of the then outstanding principal amount of the Originator Note issued in favor of such Originator. Any remaining unutilized amount of the Dilution Adjustment Credit shall be credited by the Buyer against all future Purchases from such Originator; provided, however, that if such credits are not fully utilized within five (5) Business Days, the applicable Originator shall pay the remaining amount of such credit in cash on the next succeeding Business Day.

                  (b) Monthly. On or prior to each Asset Report Date, the Servicer shall prepare and deliver to the Buyer, as part of the Asset Report delivered under the Receivables Purchase Agreement, a statement of the Noncomplying Receivables Adjustment due to the Buyer from any Originator or from the Buyer to any Originator, as the case may be. If the Noncomplying Receivables Adjustment is a positive number, such number shall be shown on the Asset Report as an amount due to the Buyer and the Buyer shall subtract such Noncomplying Receivables Adjustment from the Purchase Price which would otherwise be owed to the applicable Originator on such day and, if the amount of such adjustment exceeds the amount of such Purchase Price, the unused positive amount of the Noncomplying Receivables Adjustment shall be applied as a prepayment of the then outstanding principal amount of the Originator Note held by such Originator. Any remaining unutilized positive amount of the Noncomplying Receivables Adjustment shall be credited by the Buyer against all future Purchases from the applicable Originator; provided, however, that if such credits are not fully utilized within five (5) Business Days, such Originator shall pay the remaining amount of such adjustment in cash on the next succeeding Business Day. Alternatively, if the Noncomplying Receivables Adjustment is a negative number, such number shall be shown on the Asset Report as an amount due to such Originator, and the Buyer shall pay to such Originator the amount, if any, shown on the Asset Report as the net amount due from Buyer to such Originator. To the extent that such net amount due remains unpaid as of the end of such Asset Report Date, the principal amount of the Originator Note issued to such Originator shall be increased on the applicable Asset Report Date by such remaining unpaid amount, subject, however, to the limits on the amounts of the Originator Note permitted under
Section 2.02(b) above.

                  (c) Generally. Until the Originators or the Buyer shall notify the Servicer of any exceptions to the calculations contained therein, the calculations of the Dilution Adjustment Credit and Noncomplying Receivables Adjustment in each Weekly Settlement Report and each Asset Report shall be deemed to be correct as originally delivered. If any Originator or the Buyer shall have notified the Servicer of any exceptions to such calculations, such Originator and the Buyer shall promptly endeavor to resolve the matters set forth in such notice. If no such resolution is agreed upon on or before the next Asset Report Date, however, then the Asset Report originally delivered by the Servicer shall, absent manifest error, continue to be presumed correct until a resolution is reached to the contrary. Nothing contained in this Section 2.03(c) shall be deemed to limit the rights of the Buyer under Section 8.01.

                  SECTION 2.04. Payments and Computations, Etc. All amounts to be paid by any Originator or the Servicer to the Buyer hereunder shall be paid in accordance with the terms hereof no later than 11:00 A.M. (Boston, Massachusetts time) on the day when due in immediately available funds to such account as the Buyer may from time to time specify in writing. Payments received by the Buyer after such time shall be deemed to have been received on the next Business Day. In the event that any payment becomes due on a day which is not a Business Day, then such payment shall be made on the next succeeding Business Day. Each of the Originators shall, and if any Originator is the Servicer, the Servicer shall, to the extent permitted by law, pay to the Buyer, on demand, interest on all amounts not paid when due hereunder (whether owing by any Originator individually or as Servicer) at 2.0% per annum above the Base Rate, payable on demand; provided, however, that such interest rate shall not at any time exceed the maximum rate permitted by applicable law. All computations of interest payable hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed.

                  SECTION 2.05. Transfer of Records to the Buyer. (a) Each Purchase of Receivables hereunder shall include the transfer to the Buyer of all of the applicable Originator's right and title to and interest in the Records relating to such Receivables and rights to the use of such Originator's computer software to access and create the Records, and each Originator hereby agrees that such transfer shall be effected automatically with each such Purchase, without any action on the part of the parties hereto or any further documentation.

                  (b) Each Originator shall take such action requested by the Buyer, from time to time hereafter, that may be necessary or appropriate to ensure that the Buyer and its assignees have (i) an enforceable ownership interest in the Records relating to the Receivables purchased hereunder and (ii) an enforceable right (whether by license or sublicense or otherwise) to use all of the computer software used to account for the Receivables and/or to recreate such Records.

                                   ARTICLE III
                                   -----------
                             CONDITIONS OF PURCHASES
                            -------------------------

                  SECTION 3.01. Conditions Precedent to Initial Purchase. The Initial Purchase hereunder is subject to the conditions precedent that the Buyer shall have received on or before the date of such purchase the items listed in
Schedule I, each (unless otherwise indicated) dated such date, in form and substance satisfactory to the Buyer.

                  SECTION 3.02. Conditions Precedent to All Purchases and Remittances of Collections. Each Purchase (including the Initial Purchase) from the Originator by the Buyer shall be subject to the further conditions precedent that (a) with respect to any such Purchase (other than the Initial Purchase), on or prior to the date of such Purchase, the Servicer shall have delivered to the Buyer, in each case in form and substance satisfactory to the Buyer, a completed Asset Report dated as of the most recent Asset Report Date, and a completed Weekly Settlement Report dated no more than seven Business Days prior to the date of such Purchase, and in each case containing such additional information as may be reasonably requested by the Buyer; (b) on the date of such Purchase, the following statements shall be true:

                  (i) The representations and warranties contained in Section
         4.01 are correct on and as of such day as though made on and as of such date,

                  (ii) No event has occurred and is continuing, or would result from such Purchase, which constitutes an Event of Termination, and

                  (iii) No law or regulation shall prohibit, and no order, judgment or decree of any federal, state or local court or governmental body, agency or instrumentality shall prohibit or enjoin, the making of such Purchase by the Buyer in accordance with the provisions hereof and
         c) the Buyer shall have received such other approvals, opinions or documents as the Buyer may reasonably request.

                  SECTION 3.03. Effect of Payment of Purchase Price. Each Originator, by accepting the proceeds of the Purchase Price for a Purchase, shall be deemed to have certified to the Buyer the satisfaction of the conditions precedent described in the immediately preceding Section 3.02. Upon the payment of the Purchase Price for any Purchase, (whether in cash or by the making of an Originator Loan pursuant to Section 2.02(b)), title to the Transferred Assets included in such Purchase shall vest irrevocably in the Buyer, whether or not the conditions precedent to such Purchase were in fact satisfied; provided, however, that the Buyer shall not be deemed to have waived thereby any claim for indemnification it may have under this Agreement for the failure by any Originator in fact to have satisfied any such condition precedent.

                                   ARTICLE IV
                                   ----------
                         REPRESENTATIONS AND WARRANTIES
                       ----------------------------------

                  SECTION 4.01. Representations and Warranties of the Originators. The Originators represent and warrant that as of the date hereof, as of the date of the Initial Purchase and as of the date of each subsequent
Purchase:

                  (a) Each of the Originators is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly qualified to do business, and is in good standing, in every jurisdiction in which the nature of its business requires it to be so qualified and the failure to do so could reasonably be expected to have a Material Adverse Effect.

                  (b) The execution, delivery and performance by the Originators of this Agreement and all other Originator Documents to be entered into by them, including the Originators' use of the proceeds of Purchases, are within each Originator's corporate powers, have been duly authorized by all necessary corporate action, do not contravene (i) each Originator's charter or by-laws,
(ii) any law, rule or regulation applicable to the Originators, (iii) any contractual restriction binding on or affecting each Originator or its property or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting each Originator or its property, and do not result in or require the creation of any Adverse Claim upon or with respect to any of its properties (other than in favor of the Buyer with respect to the Transferred Assets); and no transaction contemplated hereby requires compliance with any bulk sales act or similar law. This Agreement and each other Originator Document to be entered into by the Originators have each been duly executed and delivered by the Originators.

                  (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Originators of this Agreement or any other Originator Document to be entered into by them, except for the filing of the UCC financing statements referred to in Article III, all of which financing statements have been duly filed and are in full force and effect.

                  (d) This Agreement and each other Originator Document to be entered into by the Originators constitute the legal, valid and binding obligation of the Originators enforceable against each Originator in accordance with their respective terms subject to bankruptcy and similar laws affecting creditors generally and principles of equity.

                  (e) (i) OutSource International has furnished to the Buyer and the Deal Agent (A) copies of the audited consolidated balance sheets of OutSource International and its consolidated subsidiaries as at December 31, 1997, and the related audited consolidated statements of income, shareholders' equity and cash flows for the fiscal year of OutSource International and its consolidated subsidiaries then ended reported on by Deloitte & Touche, LLP, which financial statements present fairly in all material respects in accordance with GAAP the financial position of OutSource International and its consolidated subsidiaries as at December 31, 1997, and the results of operations of OutSource International and its consolidated subsidiaries for the fiscal year of OutSource International then ended, and (B) copies of the unaudited consolidated balance sheets of OutSource International and its consolidated subsidiaries as at March 31, 1998, and the related unaudited consolidated statements of income, shareholders' equity and cash flows for the three-month period then ended, which financial statements present fairly in all material respects in accordance with GAAP the financial position of OutSource International and its consolidated subsidiaries as at March 31, 1998, and the results of operations of OutSource International and its consolidated subsidiaries for the three-month period then ended; and (ii) since March 31, 1998, (A) no material adverse change has occurred in the business, assets, liabilities, financial condition, or results of operations or business prospects of OutSource International and its subsidiaries taken as a whole, and (B) no event has occurred or failed to occur which has had, or may have, singly or in the aggregate, a Material Adverse Effect.

                  (f) There is no pending or threatened action or proceeding affecting any Originator or any subsidiaries of any Originator before any court, governmental agency or arbitrator that could reasonably be expected to have a Material Adverse Effect. None of the Originators, or any subsidiary of any Originator is in default with respect to any order of any court, arbitrator or governmental body except for defaults with respect to orders of governmental agencies which defaults are not material to the business or operations of the Originators or any subsidiary of any of the Originators.

                  (g) No proceeds of any Purchase will be used by the Originators to acquire any security in any transaction which is subject to
Section 13 or 14 of the Securities Exchange Act of 1934, as amended.

                  (h) Immediately prior to each Purchase hereunder, each Receivable to be sold hereunder, together with the Contract related thereto and the other Transferred Assets relating thereto, is owned by the applicable Originator free and clear of any Adverse Claim except as provided herein or permitted hereby, and the Buyer shall acquire all of such Originator's right, title and interest in such Transferred Assets and a valid and perfected first priority ownership interest in each such Receivable then existing or thereafter arising and in the Related Security and Collections with respect thereto, free and clear of any Adverse Claim except as created hereby or by the Buyer in the Receivables Purchase Agreement or any related document. No effective financing statement or other instrument similar in effect covering any Transferred Assets shall at any time be on file in any recording office except such as may be filed in favor of the Buyer relating to this Agreement or in favor of assignees of the Buyer under the Receivables Purchase Agreement. The Purchases of the Transferred Assets by the Buyer constitute true and valid sales and transfers for consideration (and not merely a pledge of such Transferred Assets for security purposes), enforceable against creditors of the Buyers and no Transferred Assets shall constitute property of any Originator.

                  (i) No Asset Report or Weekly Settlement Report (if prepared by OutSource International, an Originator or any Affiliate thereof, or to the extent that information contained therein is supplied by OutSource International, an Originator or any such Affiliates), information, exhibit, financial statement, document, book, record or report furnished or to be furnished by OutSource International or an Originator to the Buyer in connection with this Agreement is or will be inaccurate in any material respect as of the date it is or shall be dated or (except as otherwise disclosed to the Buyer, as the case may be, at such time) as of the date so furnished, and no such document contains or will contain any material misstatement of fact or omits or shall omit to state a material fact or any fact necessary to make the statements contained therein not misleading.

                  (j) The principal place of business and chief executive office of the Originators and the offices where the Originators keep all the Records are located at the addresses of the Originators referred to in Section 9.02 hereof (or at such other locations as to which the notice and other requirements specified in Section 6.08 shall have been satisfied).

                  (k) The names and addresses of all the Lock-Box Banks, together with the account numbers of the Lock-Box Accounts at such Lock-Box Banks and the names, addresses and account numbers of all accounts to which Collections of the Receivables outstanding before the Initial Purchase hereunder have been sent, are specified in Schedule III (which shall be deemed to be amended in respect of terminating or adding any Lock-Box Account or Lock-Box Bank upon satisfaction of the notice and other requirements specified in respect thereof). The Originators have no other lock-box accounts or similar deposit accounts for the collection of the Transferred Assets except for the Lock-Box Accounts.

                  (l) Except as described in Schedule IV, none of the Originators has any trade names, fictitious names, assumed names or "doing business as" names or other names under which it has done (at any time during the five year period preceding the date hereof) or is currently doing business.

                  (m) No event has occurred and is continuing, or would result from any Purchase hereunder or from the application of the proceeds therefrom, which constitutes an Event of Termination.

                  (n) The Purchase Price constitutes reasonably equivalent value in consideration for the transfer to the Buyer of the Transferred Assets from the Originators and no such transfer shall have been made for or on account of an antecedent debt owed by any Originator to the Buyer and no such transfer is or may be voidable under any Section of the Bankruptcy Code.

                  (o) Each Originator has received advice from its counsel which is consistent with the conclusions set forth in the legal opinion(s) of Shutts & Bowen, counsel to the Originators relating to the issues of substantive consolidation and true sale of the Receivables and the related property.

                  (p) Each Originator is solvent at the time of (and immediately after) each transfer of Transferred Assets to the Buyer hereunder.

                  (q) Each Originator has accounted for and has otherwise treated each Purchase of Transferred Assets hereunder in its books, records and financial statements as a sale to the Buyer, in each case consistent with GAAP and with the requirements set forth herein.

                  (r) OutSource International owns one hundred percent (100%) of the outstanding capital stock of the Buyer and has not granted or issued any options, warrants or other rights to acquire any such capital stock.

                  (s) None of the Originators has (i) guaranteed any obligation of the Buyer, allowed any of its other Affiliates to guarantee any obligations of the Buyer, and no Originator nor any of its other Affiliates has held itself out as responsible for debts of the Buyer or actions with respect to the business and affairs of the Buyer; or (ii) permitted the commingling or pooling of its funds or other assets with those of the Buyer and has otherwise permitted any other of its Affiliates to commingle or pool any of their funds or other assets with those of the Buyer. Each of the Originators (i) has agreed with the Buyer, and has caused each of its other Affiliates to the extent applicable to agree with the Buyer, to allocate between themselves shared corporate operating services and expenses which are not reflected in the Servicer Fee (including, without limitation, the services of shared employees, consultants and agents and reasonable legal and auditing expenses) on the basis of the reasonably projected use or the projected value of services rendered, and otherwise on a basis reasonably related to actual use or the value of services rendered, (ii) has not named the Buyer, and has not allowed any other Affiliate to name the Buyer, as a direct or contingent beneficiary or loss payee on any insurance policy covering the property of the Originators, OutSource International or any other Affiliates; and (iii) acknowledges that the Buyer, the "Deal Agent" and the "Purchaser" under the Receivables Purchase Agreement are entering into the transactions contemplated by the Receivables Purchase Agreement in reliance on the Buyer's identity as a separate legal entity from the Originators, OutSource International and any other Affiliates.

                  (t) None of the Originators is an "investment company" or a company controlled by an "investment company" registered or required to be registered under the Investment Company Act, or otherwise subject to any other federal or state statute or regulation limiting its ability to incur indebtedness.

                  (u) None of the Originators is engaged, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" (as each of the quoted terms is defined or used in Regulation G, T, U or X). No part of the proceeds of any Transferred Asset has been used for so purchasing or carrying margin stock or for any purpose which violates, or which would be inconsistent with, the provisions of Regulation G, T, U or X.

                  (v) Each of the Originators and the Servicer has the right (whether by license, sublicense or assignment) to use all of the computer software used by the Servicer and/or the Originators to account for the Transferred Assets to the extent necessary to administer the Transferred Assets, and to assign (by way of sale) or sublicense such rights to use all of such software to the Buyer.

                  (w) None of the Originators' inventory, the sale of which would give rise to a Receivable, is subject to any Adverse Claim except as contemplated under the Intercreditor Agreement.

                  (x) Each Originator has filed or caused to be filed all Federal, state and local tax returns which are required to be filed by it, and has paid or caused to be paid all taxes shown to be due and payable on such returns or on any assessments received by it, other than any taxes or assessments, the validity of which are being contested in good faith by appropriate proceedings and with respect to which the applicable Originator has set aside adequate reserves on its books in accordance with GAAP and which proceedings have not given rise to any Adverse Claim.

                  (y) Each Receivable sold hereunder is, as of the date of sale, unless otherwise identified to the Buyer and the Deal Agent on or prior to such date, an Eligible Receivable.

                  (z) The copy of the Credit and Collection Policy attached hereto as Schedule II is a true and complete copy thereof.

                                    ARTICLE V
                                    ---------
                                GENERAL COVENANTS
                              ---------------------

                  SECTION 5.01.  General Covenants.

                  (a) Compliance with Laws; Preservation of Corporate Existence. The Originators shall comply in all material respects with all applicable laws (including, without limitation, ERISA and the Code), rules, regulations, orders and Originator Documents and preserve and maintain their corporate existence, rights, franchises, qualifications and privileges where the failure to comply could reasonably be expected to have a Material Adverse Effect.

                  (b) Sales, Liens, Etc. Except as otherwise specifically provided herein, no Originator shall (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon or with respect to, any Transferred Asset, or upon or with respect to any Lock-Box Account, the Collection Account or any other account to which any Collections of any Receivable are sent, or assign any right to receive income in respect thereof or (ii) create or suffer to exist any Adverse Claim upon or with respect to any of the Originators' inventory, the sale of which would give rise to a Receivable, except such Adverse Claims as are contemplated under the Intercreditor Agreement.

                  (c) General Reporting Requirements. OutSource International and each Originator will provide, or cause to be provided, to the Buyer the following:

                  (i) as soon as available and in any event within 90 days after the end of each fiscal year of OutSource International, consolidated balance sheets of OutSource International and its consolidated subsidiaries and the related statement of income, shareholders' equity and cash flows for such year, each prepared in accordance with GAAP and reported on by nationally recognized independent public accountants acceptable to the Buyer;

                  (ii) as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of OutSource International, consolidated balance sheets of OutSource International and its consolidated subsidiaries and the related statements of income, shareholders' equity and cash flows each for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, prepared in accordance with GAAP and certified by a senior financial officer of OutSource International;

                  (iii) promptly after the sending or filing thereof (as the case may be), copies of (1) all reports which OutSource International sends to any of its securityholders and (2) all reports and registration statements which OutSource International files with the Securities and Exchange Commission or any national securities exchange other than registration statements relating to employee benefit plans and to registrations of securities for selling securityholders and (3) all reports, notices and/or certificates which OutSource International delivers to any of its "Lenders" under the Revolving Credit Agreement;

                  (iv) promptly after the filing or receiving thereof, copies of all reports and notices with respect to any Reportable Event defined in
         Article IV of ERISA which the applicable Originator or any ERISA Affiliate files under ERISA with the Internal Revenue Service or the Pension Benefit Guaranty Corporation or the U.S. Department of Labor or which the applicable Originator or any ERISA Affiliate receives from such Corporation;

                  (v) as soon as possible and in any event within three days after the occurrence of each Event of Termination or each event which, with the giving of notice or lapse of time or both, would constitute an Event of Termination, a statement of the chief financial officer or chief accounting officer of the applicable Originator setting forth details of such Event of Termination or event and the action which the applicable Originator has taken and proposes to take with respect thereto; and

                  (vi) promptly following the Buyer's request therefor, such other information respecting the Receivables or the conditions or operations, financial or otherwise, of the Originators, OutSource International or any of their Affiliates as the Buyer may from time to time reasonably request in order to protect the interests of the Buyer in connection with this Agreement.

                  (d) Merger, Acquisition, Etc. No Originator shall enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer, or otherwise dispose of, any of its property, business or assets, or acquire the Capital Stock or assets constituting a business unit, or enter into a new line of business or make any material change in its present method of conducting business, except:

                  (1) dispositions of inventory in the ordinary course of business;

                  (2) dispositions of unnecessary, obsolete or worn out equipment;

                  (3) sales of Transferred Assets to the Buyer contemplated by and in accordance with the terms of this Agreement;

                  (4) merger or consolidation of any Originator with or into OutSource International (provided that OutSource International shall be the continuing or surviving corporation) or with or into any one or more of the other Originators;

                  (5) any sale, lease, transfer or other disposition of any Originator of any or all of its assets (upon voluntary liquidation or otherwise) to OutSource International or any other Originator; and

                  (6) any Permitted Acquisition; provided, however, that any receivables acquired by an Originator from any Person shall not be sold to the Buyer under Section 2.01 hereof except to the extent such receivables are Eligible Receivables and the sale thereof would not otherwise cause a breach of any provision of this Agreement.

                  (e) Accounting of Purchases. Each Originator will not prepare any financial statements which shall account for the transactions contemplated hereby in any manner other than as the sale of the Transferred Assets to the Buyer or in any other respect account for or treat the transactions contemplated hereby in any manner other than as a sale of the Transferred Assets by the applicable Originator to the Buyer (it being understood, however, that such sales may not be recognized for all accounting and tax purposes due to principles of consolidated financial reporting and the filing of tax returns on a consolidated basis).

                  (f) ERISA Matters. No Originator will (a) fail to comply in all material respects with ERISA and the provisions of the Code applicable to the Benefit Plans; (b) engage or permit any ERISA Affiliate to engage in any prohibited transaction which would subject any Originator to a material tax or penalty imposed on a prohibited transaction; (c) permit to exist any accumulated funding deficiency, as defined in Section 302(a) of ERISA and Section 412(a) of the Code, or funding deficiency with respect to any Benefit Plan other than a Multiemployer Plan; (d) incur any liability to the PBGC over and above the premiums required by law; and (e) terminate any Benefit Plan in a manner which could result in the imposition of a lien on the property of any Originator or any such ERISA Affiliate.

                  (g) Maintenance of Separate Existence. Each Originator will take all actions required on its part to help maintain the Buyer's status as a separate legal entity, including, without limitation, (i) not misleading third parties as to the Buyer's identity as an entity with assets and liabilities distinct from those of the Originators and their Affiliates; (ii) not holding itself out to be responsible for the debts or decisions or actions relating to the business and affairs of the Buyer; (iii) using its best efforts not to commingle its funds or other assets with those of the Buyer, and not to hold its assets in any manner that would create an appearance that such assets belong to the Buyer or that the Buyer's assets belong to it; (iv) taking such action as is necessary on its part to ensure that the covenant made in Section 5.01(i) of the Receivables Purchase Agreement is not breached; (v) taking such other actions as are necessary on its part to ensure that the representations made in Section 4.01(s) hereunder and by the Buyer in Section 4.01(t) of the Receivables Purchase Agreement are true and correct at all times; (vi) taking such actions as are necessary on its part to ensure that the Buyer's corporate procedures required by its certificate of incorporation and by-laws are duly and validly taken; and (vii) taking such other actions on its part to ensure that the factual assumptions set forth in, and forming the basis of the legal opinion(s) of Shutts & Bowen, counsel to the Originators, issued in connection with this Agreement and relating to the issues of substantive consolidation and true sale of the Receivables and the related property, are true and correct at all times. Without limiting the foregoing, the Originators will cause any financial statements consolidated with those of the Buyer to contain footnotes or other disclosures which describe the Buyer's business and otherwise inform the Originators' creditors that the Buyer is a separate corporate entity whose creditors have a claim on its assets prior to those assets becoming available to its equity holders and therefore to any creditors of the Originators or any of their Affiliates.

                  (h) Supplemental Opinions. Each Originator will cause to be delivered to the Buyer within 30 days following the Buyer's request therefor, but in no event more frequently than once during each calendar year commencing after the first anniversary date of the Initial Purchase, supplemental opinions of outside counsel to the Originators in the form of Exhibit D or otherwise in form and substance reasonably satisfactory to the Buyer, reaffirming the opinions set forth in the opinion letters of Shutts & Bowen delivered to the Buyer in connection with the Initial Purchase hereunder pursuant to Section 3.01 or providing in reasonable detail the reasons why any such opinions cannot be reaffirmed.

                  (i) Change in Corporate Name. No Originator will make any change to its corporate name or use any trade names, fictitious names, assumed names or conduct business under any names other than those described in Schedule IV, unless at least 30 days prior to the effective date of any such name change or use, the applicable Originator shall have delivered to the Buyer such financing statements (Form UCC-1 and UCC-3) executed by such Originator which the Buyer may request to reflect such name change or use, together with such other documents and instruments that the Buyer may request in connection therewith.

                  (j) Audits. At any time and from time to time upon prior written notice from the Buyer during regular business hours and on an annual (or more frequent) basis, if requested by the Buyer, the Originators will permit the Buyer, or their agents or representatives, (i) to examine and make copies of and abstracts from all Records, (ii) to visit the offices and properties of the Originators for the purpose of examining such Records, and to discuss matters relating to the Receivables or the Originators' performance hereunder with any of the officers or employees of the Originators having knowledge of such matters and (iii) to have access to its software for the purposes of examining such Records. Each such audit shall be at the sole expense of the Originators.

                  (k) Keeping of Records and Books of Account. The Originators will maintain (or cause to be maintained) and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing the Receivables in the event of the destruction of the originals thereof) and keep and maintain, all documents, books, records and other information which are reasonably necessary or advisable for the collection of the Transferred Assets (including all Receivables and Collections included therein). Such books and records shall be marked to indicate the sales of all Receivables and Related Security hereunder and shall include, without limitation, records adequate to permit the daily identification of each new Receivable and all collections of and adjustments (including, without limitation, adjustments on account of Dilution Factors) to each Receivable.

                  (l) Location of Records. Each Originator will keep its chief place of business and chief executive office, and the offices where it keeps the Records, at the addresses referred to in Section 9.02, or, in any such case, upon 30 days' prior written notice to the Buyer, at such other locations within the United States where all action required by Section 6.09 shall have been taken and completed.

                  (m) Credit and Collection Policies. Each Originator will comply in all material respects with the Credit and Collection Policy in regard to each Receivable and the related Contract. The Originators shall not, without the written consent of the Buyer and the Deal Agent (as Buyer's assignee), make any change in the Credit and Collection Policy.

                  (n) Change in Payment Instructions to Obligors. The Originators will not add or terminate any bank as a Lock-Box Bank from those listed in Schedule III or make any change in its instructions to Obligors regarding payments to be made to any Lock-Box Bank, unless the Buyer shall have given its prior written consent to such addition, termination or change (which consent shall not be unreasonably withheld) and the Buyer shall have received
(i) ten Business Days' prior notice of such addition, termination or change,
(ii) prior to the effective date of such addition, termination or change, (x) executed copies of Lock-Box Agreements executed by each new Lock-Box Bank and the applicable Originator and (y) copies of all agreements and documents signed by either the applicable Originator or the respective Lock-Box Bank with respect to any new Lock-Box Account, and (iii) the prior written consent of the Buyer to such addition, termination or change (which consent shall not be unreasonably withheld).

                  (o) Taxes. Each Originator will file or cause to be filed all federal, state and local tax returns which are required to be filed by it. Each Originator shall pay or cause to be paid all taxes shown to be due and payable on such returns or on any assessments received by it, other than any taxes or assessments, the validity of which are being contested in good faith by appropriate proceedings and with respect to which the applicable Originator shall have set aside adequate reserves on its books in accordance with GAAP.

                  (p) Segregation of Collections. The Originators will to the fullest extent practicable prevent the deposit into any of the Lock-Box Accounts of any funds other than Collections and, to the extent that any such funds are nevertheless deposited into any of such Lock-Box Accounts, such funds will be relatively insignificant in amount and the applicable Originator will promptly identify any such funds to the Servicer for segregation and remittance to the owner thereof. To the extent that an Obligor has assigned other receivables as payment for any Receivables and the Collections of such receivables exceeds the balance of such Receivables, the applicable Originator will promptly identify any such funds to the Servicer for segregation and remittance to the applicable Obligor.

                  (q) Insolvency. So long as the Buyer is not "insolvent" within the meaning of the Bankruptcy Code, OutSource International and the Originators will not cause the Buyer to file a voluntary petition under the Bankruptcy Code or any other bankruptcy or insolvency laws.


                                   ARTICLE VI
                                   ----------
               ADMINISTRATION, COLLECTION AND MONITORING OF ASSETS
              -----------------------------------------------------

                  SECTION 6.01. Appointment and Designation of the Servicer. The Originators and the Buyer hereby appoint the Person (the "Servicer") designated by the Buyer from time to time pursuant to this Section 6.01, as the Buyer's agent to service, administer and collect the Receivables and otherwise to enforce its rights and interests in, to and under the Receivables, the Related Security and the Contracts. The Servicer's authorization under this Agreement shall terminate on the Collection Date. Until the Buyer gives notice to the Originators of a designation of a new Servicer, OutSource International is hereby designated as, and hereby agrees to perform the duties and obligations of, the Servicer pursuant to the terms hereof. The Buyer may designate as Servicer any Person to succeed OutSource International or any successor Servicer, on the condition in each case that any such Person so designated shall agree to perform the duties and obligations of the Servicer pursuant to the terms hereof and of the Receivables Purchase Agreement. Each of the Originators and the Servicer hereby grants to any successor Servicer an irrevocable power of attorney to take any and all steps in such Originators' or the Servicer's name, as applicable, and on behalf of the Buyer, as may be necessary or desirable, in the determination of the successor Servicer, to collect all amounts due under any and all Receivables, including, without limitation, endorsing the applicable Originator's name on checks and other instruments representing Collections and enforcing such Receivables and the related Contracts. The Servicer may, with the prior consent of the Buyer, subcontract with any other Person for servicing, administering or collecting the Receivables, provided that the Servicer shall remain liable for the performance of the duties and obligations of the Servicer pursuant to the terms hereof. Notwithstanding anything to the contrary contained in this Agreement, the Servicer, if not OutSource International, an Originator or an Affiliate thereof, shall have no obligation to collect, enforce or take any other action described in this Article VI with respect to any Receivable that is not a Transferred Asset other than to deliver to the Originators the Collections and documents with respect to any such Receivable that is not a Transferred Asset as described in Sections 6.03 and 6.06(b). The Servicer hereunder acknowledges and agrees that the Servicer Fee paid under the Receivables Purchase Agreement shall constitute the consideration for its performance of services as Servicer hereunder.

                  SECTION 6.02. Collection of Receivables by the Servicer; Extensions and Amendments of Receivables. The Servicer shall take or cause to be taken all such actions as may be necessary or advisable to collect each Receivable from time to time, all in accordance with applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Credit and Collection Policy; provided, however, that, (a) the Buyer shall have the absolute and unlimited right to direct the Servicer (whether the Servicer is OutSource International, an Originator or otherwise) to commence or settle any legal action, to enforce collection of any Transferred Asset or to foreclose upon or repossess any Related Security, and (b) the Servicer shall not make the Buyer a party to any litigation without the express written consent of the Buyer. If the Termination Date shall not have occurred, OutSource International, while it is Servicer, may, in accordance with the Credit and Collection Policy,
(1) extend the maturity or adjust the Outstanding Balance of any Defaulted Receivable as OutSource International may determine to be appropriate to maximize Collections thereof and (2) adjust the Outstanding Balance of any Receivable to reflect Actual Dilution and any reductions or cancellations as a result of setoff in respect of any claim by the Obligor thereof, in accordance with the requirements of the Credit and Collection Policy and provided that such extension or adjustment shall not alter the status of such Receivable as a Defaulted Receivable or limit the rights of the Buyer under this Agreement. Except as otherwise permitted pursuant to the next preceding sentence, neither the Servicer nor the Originators will extend, amend, cancel or otherwise modify the terms of any Transferred Asset, or amend, modify, cancel or waive any term or condition of any Contract related thereto without the prior written approval of the Buyer.

                  SECTION 6.03. Distribution and Application of Collections. The Servicer shall set aside and segregate funds to the extent required in the Receivables Purchase Agreement and shall be required to segregate all Collections on the Receivables from the other funds belonging to the Servicer. The Servicer shall as soon as practicable following receipt turn over to the applicable Originator the Collections of any Receivable which is not a Transferred Asset less, in the event neither OutSource International, an Originator nor an Affiliate thereof is the Servicer, all reasonable and appropriate out-of-pocket costs and expenses of such Servicer of servicing, collecting and administering the Receivables to the extent not covered by the Servicer Fee received by it.

                  SECTION 6.04. Other Rights of the Buyer. At any time following the occurrence of a Servicer Termination Event or the designation of a Servicer other than OutSource International, an Originator or any Affiliate of either thereof pursuant to Section 6.01:

                  (a) The Buyer may or, at the request of the Buyer, the Originators shall (in either case, at the Originators' expense) direct the Obligors of Receivables, or any of them, to pay all amounts payable under any Receivable directly to the Buyer or its designee;

                  (b) The Buyer may, or at the request of the Buyer, the Originators shall (in either case, at the Originators' expense) give each of the Obligors notice of the Buyer's interests in the Transferred Assets; and

                  (c) The Originators shall, at the Buyer's request and at the Originators' expense, (i) assemble all Records and make the same available to the Buyer or its designee at a place selected by the Buyer or its designee, and
(ii) segregate all cash, checks and other instruments received by it from time to time constituting Collections of Receivables in a manner acceptable to the Buyer and, promptly following receipt, remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to the Buyer or its designee.

                  SECTION 6.05. Records; Audits. (a) The Servicer will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing the Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the daily identification of each new Transferred Asset and all Collections of and adjustments to each existing Transferred Asset).

                  (b) The Servicer, whether or not OutSource International, an Originator or an Affiliate thereof, shall hold all Records in trust for the Buyer. Subject to the receipt of contrary instructions from the Buyer, each Originator will deliver all Records to such Servicer; provided, however, that the Servicer, if other than OutSource International or an Originator, shall as soon as practicable upon demand deliver to the Originators all Records in its possession relating to Receivables of the Originators other than Transferred Assets, and copies of Records in its possession relating to Transferred Assets.

                  (c) The Servicer will, from time to time during regular business hours as requested by the Buyer, permit the Buyer, or its agents or representatives, (i) to examine and make copies of and abstracts from all Records and (ii) to visit the offices and properties of the Servicer for the purpose of examining such Records and to discuss matters relating to the Receivables or the Servicer=s or the Originators' performance hereunder with any of the officers or employees of the Servicer or the Originators having knowledge of such matters.

                  SECTION 6.06. Receivable Reporting. (a) The Servicer, so long as it is OutSource International, an Originator or an Affiliate thereof, and otherwise the Originators, will deliver to the Buyer (i) prior to the Asset Report Date occurring during each Collection Period hereafter, a report identifying the Transferred Assets (and the aged balance thereof), by Obligor and invoice number, as of the last day of the next preceding Collection Period,
(ii) as of the Termination Date, a report identifying the Transferred Assets (and the aged balance thereof), by Obligor and invoice number, within five (5) Business Days after the Termination Date, (iii) upon the Buyer's request, no less frequently than once per week, a report identifying the Transferred Assets by Obligor and invoice number as of the close of business on the preceding Sunday and (iv) prior to the Asset Report Date occurring in each Collection Period hereafter, a report identifying the outstanding accounts payable of each of the Originators as of the last day of the next preceding Collection Period, identified by the relevant account payee.

                  (b) On or prior to the Asset Report Date occurring in each Collection Period, the Servicer shall prepare and forward to the Buyer, an Asset Report relating to all Transferred Assets, as of the close of business of the Servicer on the last day of the preceding Collection Period.

                  SECTION 6.07. Collections and Lock-Boxes. The Originators and the Servicer will

                  (i) instruct all Obligors to cause all Collections to be either (A) remitted to a Lock-Box and will cause each Lock-Box Bank to retrieve such Collections promptly and deposit the same to the respective Lock-Box Accounts or (B) deposited directly with the Lock-Box Bank, and

                  (ii) pursuant to the Receivables Purchase Agreement, instruct all Lock-Box Banks to transfer such Collections in same day funds to a Collection Account maintained with a Collection Account Bank. If the Originators receive any Collections, the applicable Originator will remit such Collections to the Collection Account within one Business Day following such Originator's receipt thereof. The Originators will not add or terminate any bank as Lock-Box Bank from those listed in Schedule III or make any change in their instructions to Obligors regarding payments to be made to any Lock Box or any Lock-Box Bank, unless the Buyer shall have received at least ten Business Days' prior written notice of such addition, termination or change and all actions reasonably requested by the Buyer to protect and perfect the interest of the Buyer in the Collections of Transferred Assets have been taken and completed. The Originators hereby transfer to the Buyer, effective upon the Initial Purchase, the exclusive ownership and control of each of the Lock-Box Accounts, and each Lock-Box Bank shall be instructed to remit any amounts deposited in its Lock-Box Accounts solely according to the direction of the Buyer or its assigns. The Originators hereby agree to take any further action necessary that the Buyer may reasonably request to effect such transfer.

                  SECTION 6.08. UCC Matters; Protection and Perfection of Transferred Assets. Each Originator will keep its principal place of business and chief executive office, and the office where it keeps the Records, at the address of such Originator referred to in Section 9.02 or, upon 30 days' prior written notice to the Buyer, at such other locations within the United States where all actions reasonably requested by the Buyer to protect and perfect the interest of the Buyer in the Transferred Assets have been taken and completed. Each Originator will not make any change to its corporate name or use any tradenames, fictitious names, assumed names, "doing business as" names or other names other than those described in Schedule IV, unless prior to the effective date of any such name change or use, the applicable Originator delivers to the Buyer such executed financing statements as the Buyer may request to reflect such name change or use, together with such other documents and instruments as the Buyer may request in connection therewith. Each Originator agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action that the Buyer may reasonably request in order to perfect, protect or more fully evidence the Transferred Assets acquired by the Buyer hereunder, or to enable the Buyer to exercise or enforce any of its respective rights hereunder. Without limiting the generality of the foregoing, the Originators will: (a) upon the request of the Buyer, execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate or as the Buyer may request, and (b) on or prior to the date hereof, mark their master data processing records evidencing such Transferred Assets and related Contracts with a legend, acceptable to the Buyer, evidencing that the Buyer or its assigns have purchased all right and title thereto. Each Originator hereby authorizes the Buyer to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of the Transferred Assets now existing or hereafter arising without the signature of the applicable Originator where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Transferred Assets or any part thereof shall be sufficient as a financing statement. The Originators shall, upon the request of the Buyer at any time and at the Originators' expense, notify the Obligors of Transferred Assets, or any of them, of the ownership of Transferred Assets by the Buyer. If the Originators fail to perform any of their agreements or obligations under this Section 6.08, the Buyer may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the expenses of the Buyer incurred in connection therewith shall be payable by the Originators upon the Buyer's demand therefor. For purposes of enabling the Buyer to exercise its rights described in the preceding sentence and elsewhere in this Article VI, the Originators hereby authorize the Buyer to take any and all steps in the Originators' names and on behalf of the Originators necessary or desirable, in the determination of the Buyer, to collect all amounts due under any and all Receivables, including, without limitation, endorsing the Originators' names on checks and other instruments representing Collections and enforcing such Receivables and the related Contracts.

                  SECTION 6.09. Obligations of the Originators With Respect to Receivables. Each Originator will (a) at its expense, regardless of any exercise by the Buyer of its rights hereunder, timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under the Contracts related to the Transferred Assets to the same extent as if Transferred Assets therein had not been sold hereunder and (b) pay when due any taxes, including without limitation, sales and excise taxes, payable in connection with the Transferred Assets. In no event shall the Buyer have any obligation or liability with respect to any Transferred Assets or related Contracts, nor shall it be obligated to perform any of the obligations of the Originators or any of their Affiliates thereunder. The Originators will timely and fully comply in all material respects with the Credit and Collection Policy in regard to each Receivable and the related Contract. The Originators will not make any change in the character of their businesses or in the Credit and Collection Policy, which change would, in either case, impair the collectibility of any Transferred Asset.

                  SECTION 6.10. Applications of Collections. Any payment by an Obligor in respect of any indebtedness owed by it to any Originator shall, except as otherwise specified by such Obligor or otherwise required by contract or law and unless otherwise instructed by the Buyer, be applied as a Collection of any Receivables constituting Transferred Assets of such Obligor, in the order of the age of such Receivables, starting with the oldest such Receivable, to the extent of any amounts then due and payable thereunder, before being applied to any Receivable that is not a Transferred Asset or other indebtedness of such Obligor.

                  SECTION 6.11. Annual Servicing Report of Independent Public Accountants. On an annual basis on or before March 31 of each calendar year, beginning with March 31, 1999, the Servicer shall cause nationally recognized independent public accountants acceptable to the Buyer to furnish a report to each of the Servicer and the Buyer substantially to the effect that (i) such accountants have examined certain documents and records relating to the servicing of Receivables under this Agreement, compared the information contained in the Weekly Settlement Reports and Asset Reports delivered by or on behalf of the Originators under this Agreement during the annual period covered by such report (or such shorter initial period, as the case may be) with such documents and records and that, on the basis of such examination, and subject to such reasonable limitations and qualifications as may be set forth in such report, such accountants are of the opinion that the servicing has been conducted substantially in compliance with the terms and conditions as set forth in Article VI of this Agreement, except for such exceptions as they believe to be immaterial and such other exceptions as shall be set forth in such statement and (ii) such accountants have compared the mathematical calculations of each amount set forth in the Weekly Settlement Reports and Asset Reports delivered pursuant to this Agreement during the period covered by such report with the Servicer=s computer reports which were the source of such amounts and that on the basis of such comparison, such accountants are of the opinion that such amounts are in agreement, except for such exceptions as they believe to be immaterial and such other exceptions as shall be set forth in such statement.


                                   ARTICLE VII
                                   -----------
                              EVENTS OF TERMINATION
                             -----------------------

                  SECTION 7.01. Events of Termination. If any of the following events ("Events of Termination")shall occur:

                  (a) (i) The Servicer (if OutSource International, an Originator or any Affiliate thereof) shall fail to perform or observe any term, covenant or agreement hereunder (other than as referred to in clause (ii) of this Section 7.01(a)) and such failure shall remain unremedied for two Business Days after written notice to the Servicer or (ii) either the Servicer (if OutSource International, an Originator or any Affiliate thereof) or any Originator shall fail to make any payment or deposit to be made by it hereunder when due; or

                  (b) (i) Any representation or warranty made or deemed to be made by OutSource International or any Originator (or any of their officers or agents) under or in connection with this Agreement or any Asset Report or other information or report delivered pursuant hereto shall prove to have been false or incorrect in any material respect when made or (ii) any representation or warranty made or deemed to be made by the Servicer (or any of its officers or agents) under or in connection with the Receivables Purchase Agreement or this Agreement (as the case may be) shall prove to have been false or incorrect in any material respect when made; or

                  (c) Any Originator (individually or in its capacity as Servicer) shall fail to perform or observe any other term, covenant or agreement contained in this Agreement on its part to be performed or observed and any such failure shall remain unremedied for two Business Days after written notice thereof shall have been given by the Buyer to the Originators; or

                  (d)(i) Any Originator shall fail to pay any principal of or premium or interest on any Debt, if the aggregate principal amount of such Debt is $500,000 or more, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or (ii) any other default or any event which, with the passage of time or the giving of notice, or both, would constitute a default under any agreement or instrument relating to any such Debt, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument; provided, however, that, if such default arises solely under the Revolving Credit Agreement and the lenders thereunder have waived or rescinded such event, such event shall not constitute an "Event of Termination" hereunder; or (iii) any Debt of any Originator, or of any of their Affiliates, if, in the case of any Originator the aggregate principal amount of such Debt is $500,000 or more, shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof; or

                  (e) Either (i) any Purchase shall for any reason, except to the extent permitted by the terms hereof, cease to create a valid and perfected ownership interest in each Transferred Asset with respect thereto free and clear of an Adverse Claim or (ii) this Agreement shall for any reason cease to evidence the transfer to the Buyer of legal and equitable title to, and ownership of, the Transferred Assets; or

                  (f)(i) Any Originator or any of their respective Affiliates shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any Originator seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against (but not by) any Originator or any such Affiliate, either such proceeding shall have remained undismissed or unstayed for a period of 60 days or any order for relief of the sort described above shall have been entered; or (ii) any Originator shall take any corporate action to authorize any of the actions set forth in clause (i) above in this
Section 7.01(f); or

                  (g) There shall have occurred and be continuing an "Event of Termination" under the Receivables Purchase Agreement; or

                  (h) A Servicer Termination Event shall have occurred and be continuing; or

                  (i) Any Originator or the Servicer shall fail to perform or observe any material term, covenant or agreement contained in the Credit and Collection Policy and such failure shall remain unremedied for two Business Days after written notice to Servicer and Seller; or

                  (j) The IRS or the PBGC shall have filed notice of one or more Adverse Claims against any Originator or any of their ERISA Affiliates under ERISA or the Code, unless such Adverse Claim does not purport to cover the Receivables, and such notice shall have remained in effect for more than thirty
(30) Business Days unless, prior to the expiration of such period, such Adverse Claims shall have been adequately bonded by such Originator or any of their ERISA Affiliates (as the case may be) in a transaction with respect to which the Buyer has given its prior written approval; or

                  (k) The Buyer shall have become subject to registration as an "investment company" within the meaning of the Investment Company Act; or

                  (l) The Revolving Credit Agreement shall cease to be in full force and effect;

then, and in any such event, the Buyer may, by notice to the Originators declare the Termination Date to have occurred, except that, in the case of any event described in Section 7.01(f) above, the Termination Date shall be deemed to have occurred automatically upon the occurrence of such event. Upon any such declaration or automatic occurrence, the Buyer shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of the applicable jurisdiction and other applicable laws, which rights shall be cumulative.


                                  ARTICLE VIII
                                  ------------
                                 INDEMNIFICATION
                                -----------------

                  SECTION 8.01. Indemnities by the Originators. Without limiting any other rights which the Buyer may have hereunder or under applicable law, each of the Originators, on a joint and several basis, hereby agrees to indemnify the Buyer and its assigns, and each of their respective directors, officers, employees, agents and attorneys (all of the foregoing being collectively referred to as "Indemnified Parties") from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by any of them arising out of or resulting from:

                  (i) the sale of any Receivable under this Agreement which is not at the date of Purchase an Eligible Receivable;

                  (ii) reliance on any representation or warranty made or deemed made by any Originator, the Servicer (if OutSource International, an Originator or one of its Affiliates) or any of their respective officers under or in connection with this Agreement, which shall have been false or incorrect in any material respect when made or deemed made or delivered;

                  (iii) the failure by any Originator or the Servicer (if OutSource International, an Originator or one of its Affiliates) to comply with any term, provision or covenant contained in this Agreement or the Receivables Purchase Agreement or any of the other Originator Documents, or with any applicable law, rule or regulation with respect to any Receivable, the related Contract or the Related Security, or the nonconformity of any Receivable, the related Contract or the Related Security with any such applicable law, rule or regulation;

                  (iv) (A) the failure to vest and maintain vested in the Buyer or to transfer to the Buyer, legal and equitable title to and ownership of, the Receivables and the other Transferred Assets which are, or are purported to be, sold by the Originators hereunder; or (B) the failure to grant to the Buyer a valid and perfected ownership interest under Article 9 of the UCC in and to the Receivables which are, or are purported to be, Transferred Assets, together with all Collections and Related Security; in each case free and clear of any Adverse Claim whether existing at the time of the Purchase of any such Receivable or at any time thereafter (other than Adverse Claims created in favor of the Buyer hereunder or by the Buyer under the Receivables Purchase Agreement);

                  (v) the failure by any Originator to make any payment required on its part to be made hereunder;

                  (vi) the failure to file, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivables and other Transferred Assets which are, or are purported to be, sold by the Originators hereunder, whether at the time of any Purchase or at any subsequent time;

                  (vii) any dispute, claim, offset or defense (other than the discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable which is, or is purported to be sold by an Originator hereunder (including, without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or services related to such Receivable or the furnishing or failure to furnish such merchandise or services;

                  (viii) any failure of any Originator or the Servicer (if OutSource International, an Originator or one of its Affiliates) to perform its duties or obligations in accordance with the provisions of this Agreement or any failure by any Originator or any Affiliate thereof to perform its respective duties under the Contracts;

                  (ix) any products liability claim or personal injury or property damage suit or other similar or related claim or action of whatever sort arising out of or in connection with goods and/or merchandise which are the subject of any Receivable or Contract;

                  (x) the failure to pay when due any taxes, including without limitation, sales, excise or personal property taxes payable in connection with the Transferred Assets;

                  (xi) the commingling of Collections of Transferred Assets at any time with other funds;

                  (xii) any investigation, litigation or proceeding related to this Agreement or the use of proceeds of Purchases or the ownership by the Buyer of Transferred Assets except any such investigation, litigation or proceeding arising from the gross negligence or willful misconduct of the Buyer;

                  (xiii) any attempt by any Person to void or otherwise avoid any transfer of a Transferred Asset from the Originators to the Buyer under any statutory provision or common law or equitable action, including, without limitation, any provision of the Bankruptcy Code; or

                  (xiv) the failure of any Originator or any of their respective agents or representatives (including, without limitation, agents, representatives and employees of the Originators acting pursuant to authority granted under Section 6.01) to remit to the Servicer, Collections of Transferred Assets remitted to such Originator or any such agent or representative.

                  Any amounts subject to the indemnification provisions of this
Section 8.01 shall be paid by the applicable Originator to the Buyer within five
(5) Business Days following the Buyer's written demand therefor. Notwithstanding any other provision of this Agreement to the contrary, the Originators shall not indemnify the Indemnified Parties for or with respect to any Indemnified Amounts that would constitute recourse for uncollectible Transferred Assets due to credit reasons.

                                   ARTICLE IX
                                   ----------
                                  MISCELLANEOUS
                                 ---------------

                  SECTION 9.01. Amendments and Waivers. No amendment to or modification of any provision of this Agreement shall be effective without the written agreement of the parties hereto and, to the extent then required in the Receivables Purchase Agreement, the written consent of the Deal Agent. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  SECTION 9.02. Notices, Etc. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telex communication and communication by facsimile copy) and mailed, telexed, transmitted or delivered, as to each party hereto, at its address set forth under its name on the signature pages hereof or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, upon receipt, or in the case of (a) notice by mail, five days after being deposited in the United States mails, first class postage prepaid, (b) notice by telex, when telexed against receipt of answerback, or (c) notice by facsimile copy, when verbal communication of receipt is obtained, except that notices and communications pursuant to Article II shall not be effective until received.

                  SECTION 9.03. Setoff and Counterclaim. All payments to be made by the Originators or the Servicer under this Agreement shall be made free and clear of any counterclaim, set-off, deduction or other defense, which the Originators or the Servicer may have against the Buyer, or against each other.

                  SECTION 9.04. No Waiver; Remedies. No failure on the part of the Buyer to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  SECTION 9.05. Binding Effect; Assignability. (a) This Agreement shall be binding upon and inure to the benefit of the Originators, the Buyer and their respective successors and permitted assigns. None of the Originators may assign its rights and obligations or any interest herein without the prior written consent of the Buyer. The Buyer may, subject to any restrictions in the Receivables Purchase Agreement, assign at any time all of its rights and obligations hereunder and interests herein without the consent of the Originators. Without limiting the foregoing, the Originators acknowledge the assignment of Buyer's rights and interests hereunder pursuant to the Receivables Purchase Agreement and agrees that, subject to the terms set forth in the Receivables Purchase Agreement, any such assignee of the Buyer (and any further assignee of such assignee) shall have the right, as the assignee of the Buyer (or the assignee of such assignee), to enforce the Buyer's rights and remedies under this Agreement directly against such party (including, without limitation, the right (i) to appoint a successor Servicer and (ii) to give or withhold any and all consents, requests, notices, directions, approvals, demands, extensions or waivers under or with respect to this Agreement or the obligations in respect of any Originator hereunder to the same extent as the Buyer may do), but without any obligation on the part of any such assignee to perform any of the obligations of the Buyer hereunder. Each of the Originators also agrees that it shall send to the Deal Agent a copy of all notices required or desired to be given by the Originators to the Buyer hereunder.

                  SECTION 9.06. Term of this Agreement. This Agreement, including, without limitation, the Originators' obligations to observe its covenants set forth in Articles V and VI, and the Servicer's obligation to observe its covenants set forth in Article VI, shall remain in full force and effect until the Collection Date; provided, however, that the rights and remedies with respect to any breach of any representation and warranty made or deemed made by OutSource International or the Originators pursuant to Articles III and IV, and the indemnification and payment provisions of Article VIII shall be continuing and shall survive any termination of this Agreement.

                  SECTION 9.07. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF OBJECTION TO VENUE. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. THE BUYER, THE ORIGINATORS, AND THE SERVICER EACH HEREBY AGREES TO THE JURISDICTION OF ANY FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

                  SECTION 9.08. WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE BUYER, THE ORIGINATORS AND THE SERVICER EACH WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

                  SECTION 9.09. Costs, Expenses and Taxes. In addition to the rights of indemnification granted to the Buyer and the Indemnified Parties under
Article VIII hereof, the Originators agree to pay on demand, on a joint and several basis, all costs and expenses of the Buyer and its assignee incurred in connection with the preparation, execution, delivery, administration (including periodic auditing), amendment or modification of, or any waiver or consent issued in connection with, this Agreement and the other documents to be delivered hereunder or in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Buyer and its assignee with respect thereto, and with respect to advising the Buyer and its assignee as to its respective rights and remedies under this Agreement and the other documents to be delivered hereunder or in connection herewith, and all costs and expenses, if any (including reasonable counsel fees and expenses), incurred by the Buyer and its assignee in connection with the enforcement of this Agreement and the other documents to be delivered hereunder or in connection herewith.

                  SECTION 9.10. Execution in Counterparts; Severability; Integration. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.

                  SECTION 9.11. Confidentiality. Except to the extent otherwise required by applicable laws, rules or regulation, unless the provider thereof shall otherwise consent in writing, each Originator agrees that it shall (i) maintain the confidentiality of information obtained as a result of being a party hereto, to any related documents or to any of the transactions contemplated hereby or thereby (including, without limitation, the contents of any summary of indicative terms and conditions with respect to such transactions, and the provisions of this Agreement and any of the other Originator Documents) ("Confidential Information") and (ii) not disclose, deliver or otherwise make available to any third party any part of any such Confidential Information; provided, however, that the Originators may disclose any Confidential Information (w) to its legal counsel, auditors and accountants,
(x) as may be required or requested by any governmental authority, regulatory body or rating agency, (y) subject to a written confidentiality agreement having terms substantially similar to this Section 9.11, to any financial institution or other party that extends or is considering the extension of material debt or equity financing to the applicable Originator or (z) as may be required or appropriate in response to a court order or in connection with any litigation; provided further, however, that the Originators shall have no obligation of confidentiality whatsoever in respect of any information which may be generally available to the public or becomes available to the public through no fault of the Buyer.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


THE ORIGINATORS:                        OUTSOURCE INTERNATIONAL, INC.


                                        By:/s/ Scott R. Francis
                                           _________________________________
                                           Name:  Scott R. Francis
                                           Title: Chief Financial Officer

                                           1144 E. Newport Center Drive
                                           Deerfield Beach, Florida 33442
                                           Attention:  Scott Francis
                                           Facsimile No.: (954) 418-3365
                                           Telephone No.: (954) 418-6573


                                        OUTSOURCE FRANCHISING, INC.


                                        By: /s/ Scott R. Francis
                                            _________________________________
                                            Name:  Scott R. Francis
                                            Title: Chief Financial Officer

                                          1144 E. Newport Center Drive
                                          Deerfield Beach, Florida 33442
                                          Attention:  Scott Francis
                                          Facsimile No.: (954) 418-3365
                                          Telephone No.: (954) 418-6573


                                         CAPITAL STAFFING FUND, INC.


                                         By: /s/ Scott R. Francis
                                            _________________________________
                                            Name:  Scott R. Francis
                                            Title: Chief Financial Officer

                                         1144 E. Newport Center Drive
                                         Deerfield Beach, Florida 33442
                                         Attention:  Scott Francis
                                         Facsimile No.: (954) 418-3365
                                         Telephone No.: (954) 418-6573




                                        SYNADYNE I, INC.



                                        By:/s/ Scott R. Francis
                                           _________________________________
                                           Name:  Scott R. Francis
                                           Title: Chief Financial Officer

                                        1144 E. Newport Center Drive
                                        Deerfield Beach, Florida 33442
                                        Attention:  Scott Francis
                                        Facsimile No.: (954) 418-3365
                                        Telephone No.: (954) 418-6573


                                        SYNADYNE II, INC.


                                        By:/s/ Scott R. Francis
                                           _________________________________
                                           Name:  Scott R. Francis
                                           Title: Chief Financial Officer

                                        1144 E. Newport Center Drive
                                        Deerfield Beach, Florida 33442
                                        Attention:  Scott Francis
                                        Facsimile No.: (954) 418-3365
                                        Telephone No.: (954) 418-6573


                                        SYNADYNE III, INC.


                                        By:/s/ Scott R. Francis
                                           _________________________________
                                           Name:  Scott R. Francis
                                           Title: Chief Financial Officer

                                          1144 E. Newport Center Drive
                                          Deerfield Beach, Florida 33442
                                          Attention:  Scott Francis
                                          Facsimile No.: (954) 418-3365
                                          Telephone No.: (954) 418-6573

                                        SYNADYNE IV, INC.


                                        By: /s/ Scott R. Francis
                                            _________________________________
                                            Name:  Scott R. Francis
                                            Title: Chief Financial Officer

                                        1144 E. Newport Center Drive
                                        Deerfield Beach, Florida 33442
                                        Attention:  Scott Francis
                                        Facsimile No.: (954) 418-3365
                                        Telephone No.: (954) 418-6573


                                        SYNADYNE V, INC.


                                        By: /s/ Scott R. Francis
                                            _________________________________
                                            Name:  Scott R. Francis
                                            Title: Chief Financial Officer

                                        1144 E. Newport Center Drive
                                        Deerfield Beach, Florida 33442
                                        Attention:  Scott Francis
                                        Facsimile No.: (954) 418-3365
                                        Telephone No.: (954) 418-6573


                                        OUTSOURCE INTERNATIONAL
                                        OF AMERICA, INC.


                                        By: /s/ Scott R. Francis
                                            _________________________________
                                            Name:  Scott R. Francis
                                            Title: Chief Financial Officer

                                        1144 E. Newport Center Drive
                                        Deerfield Beach, Florida 33442
                                        Attention:  Scott Francis
                                        Facsimile No.: (954) 418-3365
                                        Telephone No.: (954) 418-6573

  Signature Page to the Receivables
       Purchase and Sale Agreement

THE BUYER:                              OUTSOURCE FUNDING CORPORATION



                                        By: /s/ Joseph C. Wasch
                                            _________________________________
                                            Name:  Joseph C. Wasch
                                            Title: Vice President

                                           1144 E. Newport Center Drive
                                           Suite 2A
                                           Deerfield Beach, Florida 33442
                                           Attention:  Scott Francis
                                           Facsimile No.: (954) 418-3365
                                           Telephone No.: (954) 418-6573




THE SERVICER:                           OUTSOURSE INTERNATIONAL, INC.


                                        By: /s/ Scott R. Francis
                                           _________________________________
                                           Name:  Scott R. Francis
                                           Title: Chief Financial Officer


                                          1144 E. Newport Center Drive
                                          Deerfield Beach, Florida 33442
                                          Attention:  Scott Francis
                                          Facsimile No.: (954) 418-3365
                                          Telephone No.: (954) 418-6573



  Signature Page to the Receivables
       Purchase and Sale Agreement

                                                              SCHEDULE I

                          CONDITION PRECEDENT DOCUMENTS


                  As required by Section 3.01 of the Agreement, each of the following items must be delivered to the Buyer prior to the Closing Date:

                  (a) a copy of this Agreement duly executed by each of the Originators, the Servicer and the Buyer;

                  (b) a certificate of the Secretary or Assistant Secretary of each Originator dated the date of this Agreement, certifying (i) the names and true signatures of the incumbent officers of each of the Originators authorized to sign this Agreement and the other Originator Documents to be delivered by it hereunder, (ii) that the copy of the certificate of incorporation of each of the Originators attached thereto is a complete and correct copy and that such certificate of incorporation has not been amended, modified or supplemented and is in full force and effect, (iii) that the copy of the by-laws of each of the Originators attached thereto is a complete and correct copy and that such by-laws have not been amended, modified or supplemented and are in full force and effect, and (iv) the resolutions of each Originator's board of directors approving and authorizing the execution, delivery and performance by each of the Originators of this Agreement and the other Originator Documents to which it is a party;

                  (c) Good standing certificates for each Originator issued by the Secretaries of State of their respective jurisdiction of incorporation;

                  (d) Acknowledgment copies of proper financing statements (the "Facility Financing Statements"), dated a date reasonably near to the Closing Date, describing the Receivables and Related Security and naming each Originator as seller of Receivables and Related Security, the Buyer as purchaser, or other, similar instruments or documents, as may be necessary or, in the opinion of the Buyer, desirable under the UCC of all appropriate jurisdictions or any comparable law to perfect the Buyer=s interests in all Receivables and Related Security and other Transferred Assets;

                  (e) Acknowledgment copies of proper financing statements, if any, necessary to release all security interests and other rights of any Person in the Receivables and Related Security previously granted by any Originator;

                  (f) Certified copies of requests for information or copies (or a similar search report certified by a party acceptable to the Buyer), dated a date reasonably near to the Closing Date, listing all effective financing statements (including the Facility Financing Statements) which name any Originator and/or OutSource International (under their present names and any previous names) as debtor and which are filed in the jurisdictions in which the Facility Financing Statements were filed, together with copies of such financing statements (none of which, other than the Facility Financing Statements, shall cover any Receivables or Contracts except to the extent permitted under the Intercreditor Agreement);

                  (g) Executed copies of Lock-Box Agreements with each of the Lock-Box Banks and an executed copy of the Collection Account Agreement with the Collection Account Bank;

                  (h) An opinion of Shutts & Bowen, counsel to the Originators relating to the issues of substantive consolidation and true sale of the Receivables and the related property, in form and substance satisfactory to the Buyer;

                  (i) An opinion of Shutts & Bowen, counsel to the Originators, issued in connection with this Agreement and relating to corporate issues, perfection and priority of security interests, in substantially the form of Exhibit D, and as to such other matters as the Buyer may reasonably request;

                  (j) Original copies of the Receivables Purchase Agreement and all documents described in Section 3.01 of the Receivables Purchase Agreement and not otherwise described above;

                  (k) A fully and correctly completed Asset Report, as of the last day of the most recently concluded Collection Period and a fully and correctly completed Weekly Settlement Report as of the most recent Business Day; and

                  (l) The Intercreditor Agreement executed by all parties thereto.

                                                              SCHEDULE II


                   DESCRIPTION OF CREDIT AND COLLECTION POLICY


                                    Attached.
                                    ---------

                                                              SCHEDULE III


                      LOCK-BOX BANKS AND LOCK-BOX ACCOUNTS



Lock-Box Bank:
--------------

LaSalle National Bank
135 South LaSalle Street
Chicago, Illinois 60603

Title of Account                Account No.            Lock-box No.
----------------                ----------             ------------
OutSource International, Inc.   5800103110            [__________]
Capital Staffing Fund, Inc.     5800103128            [__________]

                                                                SCHEDULE IV

           TRADENAMES, FICTITIOUS NAMES AND "DOING BUSINESS AS" NAMES


OutSource International, Inc.:
------------------------------

         None

OutSource Franchising, Inc.:
----------------------------

         None

Capital Staffing Fund, Inc.:
----------------------------

         None

Synadyne I, Inc.:
-----------------

         Synadyne

Synadyne II, Inc.:
------------------
         Synadyne

Synadyne III, Inc.:
-------------------
         Labor World
         Payroll Partners
         Synadyne

Synadyne IV, Inc.:
------------------
         Synadyne

Synadyne V, Inc.:
-----------------
         Synadyne

OutSource International of America, Inc.:
-----------------------------------------
         Labor Quick
         Labor World
         Office Network
         Office Ours
         Senior Achievement
         Tandem

                                                                SCHEDULE V


                     LIST OF FRANCHISEES AS OF CLOSING DATE


[List of Franchisees]

                                                                  EXHIBIT A


                                FORM OF CONTRACTS


                                    Attached.
                                    ---------

                                                                 EXHIBIT B

                           FORM OF LOCK-BOX AGREEMENT



                               ____________, 19__



[Name and Address of
  Lock-Box Bank]


                  Re:      OutSource International, Inc.
                           Lock-Box Account No. [___________]
                           (the "Lock-Box Account")

Ladies and Gentlemen:

                  The undersigned, OutSource International, Inc. ("OutSource International") hereby notifies you that we have transferred exclusive ownership and control of the above-referenced Lock-Box Account to OutSource Funding Corporation, a Delaware corporation, and that OutSource Funding Corporation (the "Seller"), in connection with certain purchase and financing arrangements between the Seller and EagleFunding Capital Corporation (the "Purchaser"), hereby transfers exclusive ownership and control of the above-referenced Lock-Box Account to BancBoston Securities Inc., acting in its capacity as deal agent (the "Deal Agent") for itself and for the Purchaser under that certain Receivables Purchase Agreement dated as of July 27, 1998 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Receivables Purchase Agreement") by and among the Seller, the Purchaser, the Deal Agent and OutSource International, as Servicer thereunder (in such capacity, the "Servicer").

                  In connection with the foregoing, OutSource International, the Seller and the Deal Agent each hereby instructs you, beginning on the date hereof and in accordance with your existing procedures for management of the Lock-Box Account, (i) to change the name of the Lock-Box Account to BancBoston Securities Inc., as Deal Agent for OutSource Funding Securitization, (ii) to collect and deposit into the Lock-Box Account all monies, checks, instruments and other items of payment received in the related lock-box (the "Lock-Box") and
(iii) to transfer to the Deal Agent an amount equal to all monies, checks, instruments and other items of payment deposited in the Lock-Box Account on a daily basis. All such transfers shall be made on a daily basis by depository transfer check (DTC), automated clearing house (ACH) transfer, or wire or otherwise, as the Deal Agent may direct you in its sole discretion, to the following account (the "Collection Account"):

                                    BankBoston, N.A.
                                    Account No:  56391332
                                    Reference:  BancBoston Securities Inc.
                                    Collection Account, as Deal Agent for
                                    OutSource Funding Securitization

or to such other account as the Deal Agent may instruct from time to time.

                  You are hereby further instructed, unless and until the Deal Agent notifies you of the occurrence of a "Servicer Termination Event" under and as defined in the Receivables Purchase Agreement, (i) to make transfers to the Collection Account at such times and in such manner as OutSource International, Inc., in its capacity as servicer (the "Servicer") for the Seller, shall from time to time instruct; provided, however, that in no case shall OutSource International, the Servicer or the Seller be allowed to withdraw funds from the Lock-Box Account or have access to the Lock-Box, and (ii) to permit the Servicer to obtain upon request any information relating to the Lock-Box Account or Lock-Box, including, without limitation, any information regarding the balance or activity of the Lock-Box Account or Lock-Box.

                  The Seller and OutSource International also each hereby notifies you that the Deal Agent shall be irrevocably entitled to exercise any and all rights (if any) of OutSource International and the Seller in respect of or in connection with the Lock-Box Account, including, without limitation, the right to specify when payments are to be made out of or in connection with the Lock-Box Account. All monies in the Lock-Box Account will be held for and in trust for the Deal Agent upon deposit therein and neither OutSource International nor the Seller will have any control over the Lock-Box Account or the funds on deposit therein. Without limiting the generality of the foregoing, neither OutSource International nor the Seller shall have any right to draw against the Lock-Box Account, direct the transfer of funds therein or otherwise assign, pledge or have access to the Lock-Box Account or the funds on deposit therein.

                  You will have no duty to inquire into the source or use of any monies, checks, drafts, instruments or other items or amounts deposited into the Lock-Box Account. The Seller and OutSource International each hereby agrees that any deposits of monies, checks, drafts, instruments or other items into or withdrawals from the Lock-Box Account now or hereafter directed by the Deal Agent or the Servicer on behalf of the Deal Agent are authorized by the Seller and OutSource International, and each of OutSource International and the Seller acknowledges that it has no right to direct such transfers at any time. You shall be fully protected in acting on any instruction of the Deal Agent with respect to the Lock-Box Account without making any inquiry as to the Deal Agent's authority to give such instruction.

                  Notwithstanding anything herein or elsewhere to the contrary, you hereby waive any and all rights to bankers liens and rights to deduct from or set-off against amounts in the Lock-Box Account, except that: (i) in the event that any checks deposited in the Lock-Box Account are returned unpaid to you, the amount thereof shall be charged to the Lock-Box Account, and (ii) any monthly maintenance fees in connection with the Lock-Box Account may also be charged to the Lock-Box Account. The Seller hereby agrees that if there are insufficient funds in the Lock-Box Account to cover any such charges to the Lock-Box Account, then it will pay to you the amount of such deficiency on demand. In the event the Seller fails to reimburse you as set forth above, you may so notify the Deal Agent, and the Deal Agent may, but shall have no obligation to, pay the same.

                  The use of any such checks or electronic or other means of funds transfer, together with the resolutions authorizing the same, are intended to affirm the rights and the interests of the Deal Agent in the Lock-Box Account and all funds deposited therein and not to derogate therefrom.

                  The taxpayer identification number associated with the Lock-Box Account shall be that of the Seller and the Seller will report for federal, state and local income tax purposes the income, if any, earned on funds in the Lock-Box Account.

                  This letter agreement may not be terminated at any time by OutSource International or the Seller, but may be terminated by either you or the Deal Agent upon 30 days' prior written notice to the other and to the undersigned.

                  You will not assign or transfer your rights or obligations hereunder (other than to the Deal Agent) without the prior written consent of the other parties hereto. Subject to the preceding sentence, this letter agreement shall inure to the benefit of and be binding upon all parties hereto and their respective successors and assigns.

                  Any change, amendment, modification or waiver of this letter agreement or any provision hereof will not be effective unless such change, amendment, modification or waiver is in writing and signed by all parties hereto.

                  All notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto shall be effective if communicated in writing and personally delivered or sent by registered, certified, express or regular mail, postage prepaid, return receipt requested, or by telex, telecopy (receipt promptly confirmed by telephone) or prepaid telegram (with messenger delivery specified in the case of a telegram) or by telephone (promptly confirmed in writing) and shall be deemed to be given for purposes of this letter agreement on the day that such communication is delivered to the intended recipient thereof in accordance with the provisions of this paragraph. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this paragraph, notices, demands, instructions and other communications shall be given to or made upon the respective parties hereto at their respective addresses (or to their respective telex, telecopy or telephone numbers) indicated below, or at such other address as any party hereto may notify to the other parties in accordance with the provisions of this paragraph.

         All bank statements on the Lock-Box Account should be sent to the Seller at:

                           OutSource Funding Corporation
                           1144 E. Newport Center Drive
                           Suite 2A
                           Deerfield Beach, Florida 33442
                           Attn:  Scott Francis

         With a copy to the Deal Agent at:

                           BancBoston Securities Inc.
                           100 Federal Street
                           Boston,  MA  02110
                           Attn:  Adam Cohen

                  Each of OutSource International and the Seller consents and agrees to the foregoing, authorizes you to enter into this letter agreement, and agrees to indemnify and hold you harmless from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses and liabilities of every nature and character arising out of your compliance with the terms of this letter agreement, except such as result from your gross negligence or willful misconduct, and in no event shall you be liable for any consequential, indirect or special damages and except that losses for uncollected checks shall be the responsibility of the Seller to the extent not set-off against other funds in the Lock-Box Account.

                  You and each of the parties hereto (other than the Seller) hereby agree (which agreement shall, pursuant to the terms of this letter agreement, be binding upon its successors and assigns) that you and each of the parties hereto shall not institute against, or join any other Person in instituting against the Seller any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and a day after the payment in full of all of the indebtedness of the Seller and the termination of any of the commitments under each of the "Facility Documents", as such term is defined under the Receivables Purchase Agreement. The provisions of this paragraph shall survive the termination of this letter agreement.

                  This letter agreement shall be governed by and construed in accordance with the internal laws of The Commonwealth of Massachusetts and applicable federal law.

                  This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which when taken together shall constitute one and the same instrument.

                  This letter agreement constitutes the entire agreement between the parties hereto relating to the Lock-Box Account and the other matters herein described and supersedes any and all prior agreements relating to such matters.

                  [Remainder of Page Intentionally Left Blank]

                  Please agree to the terms of, and acknowledge receipt of, this notice by signing in the space provided below.

                                Very truly yours,

                                      OUTSOURCE INTERNATIONAL, INC.

                                      By:________________________________
                                         Name:
                                         Title:

                                      1144 E. Newport Center Drive
                                      Deerfield Beach, Florida 33442
                                      Attn:  Scott Francis
                                      Telephone: (954) 418-6573
                                      Telecopy: (954) 418-3365



                                      OUTSOURCE FUNDING CORPORATION


                                      By:________________________________
                                         Name:
                                         Title:

                                      1144 E. Newport Center Drive
                                      Deerfield Beach, Florida 33442
                                      Attn:  Scott Francis
                                      Telephone: (954) 418-6573
                                      Telecopy: (954) 418-3365


                                      BANCBOSTON SECURITIES INC.,
                                      as Deal Agent

                                      By:________________________________
                                         Name:
                                         Title:

                                      100 Federal Street
                                      Boston,  MA  02110
                                      Attn: Adam Cohen
                                      Telephone: (617) 434-4301
                                      Telecopy: (617) 434-1533

Accepted this __th day
of ___________, 19__

[NAME OF BANK]


By:________________________________
    Name:
    Title:

[Address]
Attn:  [______________]
Telephone:   [(___) ________]
Telecopy:    [(___) ________]

                                                                EXHIBIT C


                              FORM OF ASSET REPORT


                                    Attached.
                                    ---------

                                                                EXHIBIT D


                 FORM OF OPINION OF COUNSEL FOR THE ORIGINATORS


                                    Attached.
                                    ---------

                                                                 EXHIBIT E



                             FORM OF ORIGINATOR NOTE

                                    Attached.
                                    ---------

                                                                 EXHIBIT E


                                     FORM OF
                          OUTSOURCE FUNDING CORPORATION
                   NON-NEGOTIABLE SUBORDINATED PROMISSORY NOTE

                                                                   [Date]

                  THIS NON-NEGOTIABLE SUBORDINATED PROMISSORY NOTE AND ANY INTEREST REPRESENTED HEREBY SHALL NOT BE TRANSFERRED, ASSIGNED, EXCHANGED, CONVEYED, PLEDGED, HYPOTHECATED, OR OTHERWISE THE SUBJECT OF A GRANT OF A SECURITY INTEREST, ABSENT THE PRIOR WRITTEN CONSENT OF THE HOLDER AND THE DEAL AGENT, AND ANY ATTEMPT TO TRANSFER, ASSIGN, CONVEY, PLEDGE, HYPOTHECATE OR GRANT A SECURITY INTEREST IN THIS NOTE OR ANY INTEREST REPRESENTED HEREBY, EXCEPT WITH THE PRIOR WRITTEN CONSENT OF THE HOLDER AND THE AGENT, SHALL BE VOID AND OF NO EFFECT.



                  OUTSOURCE FUNDING CORPORATION (the "Issuer"), for value received, hereby promises to pay to [INSERT APPLICABLE ORIGINATOR] (the "Holder"), or its permitted assigns, at its address for payments set forth in the Originator Sale Agreement hereinafter referred to, an amount equal to the aggregate principal amount of the Originator Loans, as calculated under the Originator Sale Agreement from time to time (which amount shall be equal to the Purchase Price of the Purchase made on or about July 27, 1998 minus the amount of cash paid to the Holder on the date of such Purchase pursuant to Section 2.02(a) of the Originator Sale Agreement minus the amount of the Purchase Price of the Purchase paid by way of a capital contribution under Section 2.01(c) of the Originator Sale Agreement, upon the date occurring one year and one day after the occurrence of the Collection Date (the "Final Payment Date"), unless earlier prepaid pursuant to the provisions for repayment referred to herein, to the extent permitted under the terms of the Originator Sale Agreement, and to pay interest (computed on the basis of a 360-day year and the actual number of days in each calendar year) on the unpaid principal sum, at a variable interest rate per annum equal to the Base Rate, from the date such principal sum is advanced, such interest being payable on (a) August 15, 1998, and on each Settlement Date thereafter and (b) on the earlier of (1) the date of prepayment and (2) the Final Payment Date, until the principal hereof is paid in full. The Holder shall enter on the grid attached hereto, as Attachment A, information reflecting the date and the amount of any payments made hereon.

                  Payments of the principal of and interest on this Non-negotiable Subordinated Promissory Note (the "Note") will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts by check mailed to, or wire transfer in federal funds to the account of, the Holder as directed by the Holder. If any payment on this Note shall remain unpaid on the due date thereof, the same shall thereafter be payable with interest thereon (to the extent permitted by law) at a variable rate equal to 2% per annum above the Base Rate, from such due date to the date of payment thereof.

                  This Note is issued under the Receivables Purchase and Sale Agreement dated as of July 27, 1998, among OutSource International, Inc. ("OutSource International"), Capital Staffing Fund, Inc., OutSource Franchising, Inc., Synadyne I, Inc., Synadyne II, Inc., Synadyne III, Inc., Synadyne IV, Inc., Synadyne V, Inc., and OutSource International of America, Inc., as the originators, OutSource International, as the "Servicer" thereunder, and the Issuer (as amended, restated, supplemented or otherwise modified from time to time, the "Originator Sale Agreement"), and is an "Originator Note" described in, and is subject to the terms and conditions set forth in, the Originator Sale Agreement. This Note represents all or a portion of the Purchase Price for Receivables purchased by the Issuer from the Holder pursuant to the terms of the Originator Sale Agreement. Each capitalized term utilized herein which is defined in the Originator Sale Agreement shall have the meaning ascribed to such term in the Originator Sale Agreement.

                  This Note is subject to prepayment in full or in part at the option of the Issuer at any time upon three Business Days' prior notice to the Holder, without a premium, subject in all events to the terms of the Originator Sale Agreement.

                  This Note is subordinate and junior in right and time of payment to all obligations and required payments or deposits of the Issuer in favor of EagleFunding Capital Corporation ("EagleFunding") and/or BancBoston Securities Inc. (as the "Deal Agent" for and on behalf of EagleFunding and its assignees) (collectively, together with their respective successors and assignees, the "Senior Claimants"), howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter, or due or to become due on or before the Final Payment Date (collectively, the "Senior Issuer Claims"), pursuant to the following subordination provisions (the "Subordination Provisions"):

                           (A) The Holder agrees upon any distribution of all or
any of the assets of the Issuer to creditors of the Issuer upon the dissolution, winding up, total or partial liquidation, arrangement, reorganization, adjustment protection, relief, or composition of the Issuer or its debts, any payment or distribution of any kind in respect of this Note (including, without limitation, cash, property, securities and any payment or distribution which may be payable or deliverable by reason of the payment of any other Debt of the Issuer being subordinated to the payment of this Note) that otherwise would be payable or deliverable upon or with respect to this Note, directly or indirectly, by set-off or in any other manner, including, without limitation, from or by way of liquidation of the Transferred Assets, shall be paid or delivered directly to the Deal Agent for application (in the case of cash) to, or as Related Security or Collections on, the Transferred Assets, for the payment or prepayment in full of all amounts payable under the Senior Issuer Claims, until all of the Senior Issuer Claims shall have been indefeasibly paid in full in cash. BancBoston Securities Inc. as the Deal Agent, is irrevocably authorized and empowered (in its own name or in the name of the Holder or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to in the preceding sentence and give acquittance therefor and to file claims and proofs of claim and take such other action (including, without limitation, voting this Note and enforcing any security interest or other lien securing payment of this Note) as the Deal Agent may request to (i) collect this Note for the account of itself and the other Senior Claimants and to file appropriate claims or proofs of claim in respect of this Note, (ii) execute and deliver to the Deal Agent such powers of attorney, assignments or other instruments as the Deal Agent may request in order to enable the Deal Agent to enforce any and all claims with respect to, and any security interest and other liens securing payment of, this Note, and (iii) collect and receive any and all payments or distribution which may be payable or deliverable upon or with respect to this Note.

                  (B) All payments or distributions upon or with respect to this Note that are received by the Holder contrary to the provisions of this Note, any of the Originator Sale Agreement, the Receivables Purchase Agreement, the Intercreditor Agreement or the Lock-Box Agreement, or any of the other documents, agreements and instruments entered into in connection therewith and the transactions contemplated thereby (collectively, the "Facility Documents") shall be received in trust for the benefit of the Senior Claimants, shall be segregated from other funds and property held by the Holder and shall be forthwith paid over to the Deal Agent in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to, or held as Related Security or Collections (in the case of non-cash property) for the payment or prepayment in full of the Senior Issuer Claims until the Senior Issuer Claims shall have been indefeasibly paid in full in cash. The Holder agrees that no payment or distribution to any of the Senior Claimants pursuant to the provisions of this Note shall entitle the Holder to exercise any rights of subrogation in respect thereof against the Issuer until the Senior Issuer Claims shall have been indefeasibly paid in full and in cash. The Holder and the Issuer hereby waive promptness, diligence, notice of acceptance and any other notice with respect to any of the Senior Issuer Claims and any requirement that the Deal Agent or any other Person protect, secure, perfect or insure any security interest or lien on any property subject thereto or exhaust any right or take any action against the Issuer or any other Person or any assets or property.

                  (C) The Holder agrees and confirms that none of the Senior Claimants (including, without limitation, the Deal Agent) shall have any duty whatsoever to the Holder as holder of this Note and that none of the Senior Claimants shall be liable to the Holder for any action taken or omitted, to the extent authorized under the terms of any Facility Document, with respect to this Note.

                  (D) Prior to the indefeasible payment in full and in cash of all of the Senior Issuer Claims, the Holder will not seek to collect, ask, demand, sue for or take or receive from the Issuer in cash or other property, by set-off or in any other manner, any amounts owing under this Note in any manner, or exercise or enforce any of its rights under this Note.

                  (E) The Holder and the Issuer agree that at no time hereafter will any part of the indebtedness represented by this Note be represented by any negotiable instruments or other writings except this Note.

                  (F) The Holder and the Issuer waive notice of and consent to the creation of additional Senior Issuer Claims from time to time pursuant to the other Facility Documents, and any other obligation, any extensions granted by any of the Senior Claimants with respect thereto, the taking or releasing of collateral or any obligors or guarantors for the payment thereof, and the releasing of the Holder or any other subordinating creditors. No failure or delay by any of the Senior Claimants to exercise any right granted herein, or in any other agreement or bylaw shall constitute a waiver of such right or of any other right.

                  (G) The Holder and the Issuer agree to execute and deliver to any of the Senior Claimants, such additional documents, and to take such further actions as any of such Senior Claimants may hereafter reasonably require to evidence the subordination of this Note.

                           (H) The terms of this Note and the subordination
effected hereby and the rights of the
Senior Claimants, and the obligations of the Holder and the Issuer arising hereunder and under the Originator Sale Agreement, shall not be affected, modified or impaired in any manner or to any extent by (i) any amendment or modification of or supplement to any provision of any Facility Document, or any instrument or document executed or delivered pursuant thereto or in connection with the transactions contemplated thereby; (ii) the validity or enforceability of any of such documents; (iii) any exercise or non-exercise of any right, power or remedy under or in respect of any of the Issuer or the Senior Issuer Claims or any agreements, instruments or documents related thereto or arising at law or equity; or (iv) any waiver, consent release, indulgence, extension, renewal, modification, delay or other action, inaction, or omission in respect of the Issuer, the Senior Issuer Claims or any of the instruments, documents or agreements related thereto.

                  (I) All payments of principal, interest and all other amounts payable in respect of the Senior Issuer Claims must be paid before any portion of the principal amount of this Note may be paid or prepaid. All payments of principal, interest and all other amounts then due and payable in respect of the Senior Issuer Claims must be paid before any portion of the accrued interest on this Note may be paid on any day. All scheduled payments of principal and interest then due on this Note shall be payable only to the extent that the Issuer has available funds to make such payments, and is permitted to make such payments under the Facility Documents (including, without limitation, the Originator Sale Agreement).

                  The Holder, and any assignee of the Holder, by accepting this Note, hereby agrees to the Subordination Provisions. Neither this Note nor any right of the Holder to receive any payment thereunder, shall be assigned, transferred, exchanged, pledged, hypothecated, participated or otherwise conveyed; provided, however, that the Holder may pledge or otherwise transfer this Note with the prior written consent of the Issuer and the Deal Agent; provided, further, that any assignee of this Note shall be bound by all of the terms applicable to this Note set forth in the Facility Documents.

                  The Holder of this Note and any of its assignees, by its acceptance hereof, hereby covenants and agrees that it will not at any time institute against the Issuer, or join any other Person in instituting against the Issuer, any proceedings of the type referred to in clause (i) of Section 7.01(f) of the Originator Sale Agreement, or take any corporate action in furtherance of any such action.

                  This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed manually by its undersigned officer duly authorized thereunto.



Dated:  [Date]



                                          OUTSOURCE FUNDING CORPORATION


                                          By: _________________________
                                              Name:
                                              Title:

                                                                EXHIBIT F


                           FORM OF FRANCHISE AGREEMENT


                                    Attached.
                                    ---------